EX-4(k)





                      AMERICAN ELECTRIC POWER COMPANY, INC.

                                       AND

                                       [ ]


                       AS FORWARD PURCHASE CONTRACT AGENT

                       FORWARD PURCHASE CONTRACT AGREEMENT

                            DATED AS OF JUNE __, 2002

                                TABLE OF CONTENTS

                                                                                                     PAGE
 ARTICLE I. DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION.....................................1
         Section 1.1       Definitions..................................................................1
         Section 1.2       Compliance Certificates and Opinions........................................13
         Section 1.3       Form of Documents Delivered to Agent........................................14
         Section 1.4       Acts of Holders; Record Dates...............................................14
         Section 1.5       Notices.....................................................................15
         Section 1.6       Notice to Holders; Waiver...................................................16
         Section 1.7       Effect of Headings and Table of Contents....................................17
         Section 1.8       Successors and Assigns......................................................17
         Section 1.9       Separability Clause.........................................................17
         Section 1.10      Benefits of Agreement.......................................................17
         Section 1.11      Governing Law...............................................................17
         Section 1.12      Legal Holidays..............................................................17
         Section 1.13      Counterparts................................................................18
         Section 1.14      Inspection of Agreement.....................................................18

 ARTICLE II. CERTIFICATE FORMS.........................................................................18
         Section 2.1       Forms of Certificates Generally.............................................18
         Section 2.2       Form of Agent's Certificate of Authentication...............................19

 ARTICLE III. THE EQUITY UNITS.........................................................................19
         Section 3.1       Title and Terms; Denominations..............................................19
         Section 3.2       Rights and Obligations Evidenced by the Certificates........................20
         Section 3.3       Execution, Authentication, Delivery and Dating..............................21
         Section 3.4       Temporary Certificates......................................................21
         Section 3.5       Registration; Registration of Transfer and Exchange.........................22
         Section 3.6       Book-Entry Interests........................................................23
         Section 3.7       Notices To Holders..........................................................24
         Section 3.8       Appointment of Successor Clearing Agency....................................24
         Section 3.9       Definitive Certificates.....................................................24
         Section 3.10      Mutilated, Destroyed, Lost and Stolen Certificates..........................25
         Section 3.11      Persons Deemed Owners.......................................................26
         Section 3.12      Cancellation................................................................26
         Section 3.13      Establishment of Stripped Equity Units......................................27
         Section 3.14      Reestablishment of Equity Units.............................................28
         Section 3.15      Transfer of Collateral Upon Occurrence of Termination Event.................30
         Section 3.16      No Consent to Assumption....................................................31

 ARTICLE IV. THE NOTES.................................................................................31
         Section 4.1       Payment of Interest; Rights to Interest Payments Preserved; Notice..........31
         Section 4.2       Notice and Voting...........................................................32
         Section 4.3       Tax Event Redemption........................................................32

                               TABLE OF CONTENTS
                                   (continued)

                                                                                                     PAGE
 ARTICLE V. THE FORWARD PURCHASE CONTRACTS; THE REMARKETING............................................33
         Section 5.1       Purchase of Shares of Common Stock..........................................33
         Section 5.2       Payment of Purchase Price; Remarketing......................................35
         Section 5.3       Issuance of Shares of Common Stock..........................................42
         Section 5.4       Contract Adjustment Payments..................................................
         Section 5.5       Deferral of Contract Adjustment Payments......................................
         Section 5.6       Adjustment of Settlement Rate...............................................43
         Section 5.7       Notice of Adjustments and Certain Other Events..............................49
         Section 5.8       Termination Event; Notice...................................................50
         Section 5.9       Early Settlement............................................................50
         Section 5.10      Early Settlement Upon Merger................................................52
         Section 5.11      Charges and Taxes...........................................................54
         Section 5.12      No Fractional Shares........................................................54
         Section 5.13      Tax Treatment...............................................................55

 ARTICLE VI. REMEDIES..................................................................................55
         Section 6.1       Unconditional Right of Holders to Purchase Common Stock.....................55
         Section 6.2       Restoration of Rights and Remedies..........................................55
         Section 6.3       Rights and Remedies Cumulative..............................................55
         Section 6.4       Delay or Omission Not Waiver................................................56
         Section 6.5       Undertaking For Costs.......................................................56
         Section 6.6       Waiver of Stay or Extension Laws............................................56

 ARTICLE VII. THE AGENT................................................................................56
         Section 7.1       Certain Duties, Rights and Immunities.......................................56
         Section 7.2       Notice of Default...........................................................59
         Section 7.3       Certain Rights of Agent.....................................................59
         Section 7.4       Not Responsible For Recitals, Etc...........................................60
         Section 7.5       May Hold Equity Units and Stripped Equity Units and Other Dealings..........60
         Section 7.6       Money Held In Custody.......................................................60
         Section 7.7       Compensation and Reimbursement..............................................60
         Section 7.8       Corporate Agent Required; Eligibility.......................................61
         Section 7.9       Resignation and Removal; Appointment of Successor...........................62
         Section 7.10      Acceptance of Appointment By Successor......................................63
         Section 7.11      Merger, Conversion, Consolidation or Succession to Business.................63
         Section 7.12      Preservation of Information; Communications to Holders......................64
         Section 7.13      Failure to Act..............................................................64
         Section 7.14      No Obligations of Agent.....................................................64
         Section 7.15      Tax Compliance..............................................................65

 ARTICLE VIII. SUPPLEMENTAL AGREEMENTS.................................................................65
         Section 8.1       Supplemental Agreements Without Consent of Holders..........................65
         Section 8.2       Supplemental Agreements With Consent of Holders.............................66

                               TABLE OF CONTENTS
                                   (continued)

                                                                                                     PAGE
         Section 8.3       Execution of Supplemental Agreements........................................67
         Section 8.4       Effect of Supplemental Agreements...........................................67
         Section 8.5       Reference to Supplemental Agreements........................................67

 ARTICLE IX. CONSOLIDATION, MERGER, SALE OR CONVEYANCE.................................................68
         Section 9.1       Company May Consolidate, Etc., Only on Certain Terms........................68
         Section 9.2       Successor Substituted.......................................................68

 ARTICLE X. COVENANTS..................................................................................69
         Section 10.1      Performance Under Purchase Contracts........................................69
         Section 10.2      Maintenance of Office or Agency.............................................69
         Section 10.3      Company to Reserve Common Stock.............................................70
         Section 10.4      Covenants as to Common Stock................................................70
         Section 10.5      Statements of Officer of the Company as to Default..........................70
         Section 10.6      ERISA.......................................................................70


EXHIBITS

Exhibit A.........Form of Equity Units Certificate
Exhibit B.........Form of Stripped Equity Units Certificate
Exhibit C.........Instruction from Forward Purchase Contract Agent to Collateral Agent
Exhibit D.........Instruction to Forward Purchase Contract Agent
Exhibit E.........Notice to Settle by Separate Cash

         FORWARD PURCHASE CONTRACT AGREEMENT, dated as of June __, 2002, between American Electric Power Company, Inc., a Delaware corporation (the "Company"), and [ ], a [ ] company, acting as Forward Purchase Contract Agent for the Holders of Equity Units and Stripped Equity Units from time to time (the "Agent").

                                    RECITALS

         The Company has duly authorized the execution and delivery of this Agreement and the Certificates evidencing the Equity Units and Stripped Equity Units.

         All things necessary to make the Forward Purchase Contracts, when the Certificates are executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Agent, as provided in this Agreement, the valid obligations of the Company, and to constitute this Agreement a valid agreement of the Company, in accordance with its terms, have been done.

         For and in consideration of the premises and the purchase of the Equity Units by the Holders thereof, the Company and the Agent mutually agree as follows:

                                   ARTICLE I.
                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

         Section 1.1     DEFINITIONS.

         For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                 (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular, and nouns and pronouns of the masculine gender include the feminine and neuter genders;

                 (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States;

                 (c) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision; and

                 (d) the following terms have the meanings given to them in this Section 1.1(d):

         "Act" when used with respect to any Holder, has the meaning specified in Section 1.4.

         "Affiliate" has the same meaning as given to that term in Rule 405 under the Securities Act or any successor rule thereunder.

         "Agent" means the Person named as the "Agent" in the first paragraph of this instrument until a successor Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Agent" shall mean such Person.

         "Agent-purchased  Treasury  Consideration" has the meaning specified in
Section 5.4(d).

         "Agreement" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more agreements supplemental hereto entered into pursuant to the applicable provisions hereof.

         "Applicable Market Value" has the meaning specified in Section 5.1(c).

         "Applicable Ownership Interest" means, with respect to an Equity Unit and the Treasury Securities in the Treasury Portfolio, (A) a 1/20, or 5.0%, undivided beneficial ownership interest in a $1,000 principal or interest amount of a principal or interest strip in a U.S. Treasury security included in such Treasury Portfolio which matures on or prior to [ ], 2005 and (B) for the scheduled interest Payment Date on the Notes that occurs on the Stock Purchase Date, in the case of a successful remarketing, or for each scheduled interest Payment Date on the Notes that occurs after the Tax Event Redemption Date and on or before the Stock Purchase Date, in the case of a Tax Event Redemption, a 5.0% undivided beneficial ownership interest in a $1,000 principal or interest amount of a principal or interest strip in a U.S. Treasury security included in the Treasury Portfolio that matures on or prior to that interest Payment Date or Dates.

         "Applicants" has the meaning specified in Section 7.12(b).

         "Bankruptcy Code" means Title 11 of the United States Code, or any other law of the United States that from time to time provides a uniform system of bankruptcy laws.

         "Beneficial Owner" means, with respect to a Book-Entry Interest, a Person who is the beneficial owner of such Book-Entry Interest as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

         "Board of Directors" means either the Board of Directors of the Company or the committee of executive officers appointed by such Board or any other committee of such Board duly authorized to act generally or in any particular respect for such Board hereunder.

         "Board Resolution" means (i) a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, (ii) a copy of a unanimous written consent of the Board of Directors or (iii) a certificate signed by the authorized officer or officers to whom the Board of Directors has delegated its authority, and in each case, delivered to the Agent.

         "Book-Entry   Interest"  means  a  beneficial   interest  in  a  Global
Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 3.6.

         "Business Day" means any day other than a Saturday, Sunday or any other day on which banking institutions and trust companies in the State of New York or at a place of payment are authorized or required by law, regulation or executive order to be closed.

         "Capital Stock" means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated, whether voting or non-voting) corporate stock or similar interests in other types of entities.

         "Cash Merger" has the meaning specified in Section 5.10(a).

         "Cash Settlement" has the meaning specified in Section 5.4(a).

         "Certificate" means an Equity Units Certificate or a Stripped Equity Units Certificate.

         "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as a depositary for the Equity Units and Stripped Equity Units and in whose name, or in the name of a nominee of that organization, shall be registered a Global Certificate and which shall undertake to effect book-entry transfers and pledges of the Equity Units and Stripped Equity Units.

         "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "Closing Price" has the meaning specified in Section 5.1(c).

         "Code" means Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

         "Collateral" has the meaning specified in Section 2.1(a) of the Pledge Agreement.

         "Collateral Agent" means [ ], as Collateral Agent under the Pledge Agreement until a successor Collateral Agent shall have become such pursuant to the applicable provisions of the Pledge Agreement, and thereafter "Collateral Agent" shall mean the Person who is then the Collateral Agent thereunder.

         "Collateral Substitution" has the meaning specified in Section 3.13(a).

         "Common Stock" means the common stock, par value $6.50 per share, of the Company.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Company" shall mean such successor.

         "Constituent Person" has the meaning specified in Section 5.6(b).

          "Contract Adjustment Payments" means, in the case of Equity Units and Stripped Equity Units, the amount payable by the Company in respect of each Forward Purchase Contract constituting a part of such Equity Units or Stripped Equity Units, equal to [ ]% per year of the Stated Amount, in each case computed on the basis of a 360-day year of twelve 30-day months, plus any Deferred Contract Adjustment Payments accrued pursuant to Section 5.3.

          "Corporate Trust Office" means the office of the Agent at which, at any particular time, its corporate trust business shall be principally administered, which office at the date hereof is located at [ ], Attention:
Corporate Trust Department.

         "Coupon Rate" means the percentage rate per annum at which each Note will bear interest initially.

         "Current Market Price" has the meaning specified in Section 5.6(a)(8).

         "Custodial Agent" means [ ], as Custodial Agent under the Pledge Agreement until a successor Custodial Agent shall have become such pursuant to the applicable provisions of the Pledge Agreement, and thereafter "Custodial Agent" shall mean the Person who is then the Custodial Agent thereunder.

         "Deferred  Contract  Adjustment  Payments" has the meaning specified in
Section 5.3.

         "Depositary" means, initially, DTC, until another Clearing Agency becomes its successor, and thereafter "Depositary" shall mean such successor.

          "DTC" means The Depository Trust Company, the initial Clearing Agency.

         "Early Settlement" has the meaning specified in Section 5.9(a).

         "Early Settlement Amount" has the meaning specified in Section 5.9(a).

         "Early Settlement Date" has the meaning specified in Section 5.9(a).

         "Early Settlement Rate" has the meaning specified in Section 5.9(b).

         "Equity Units" means the collective rights and obligations of a Holder of an Equity Units Certificate in respect of a Note or the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, subject in each case to the Pledge thereof, and the related Forward Purchase Contract.

         "Equity Units Certificate" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Equity Units specified on such certificate, substantially in the form of Exhibit A hereto.

         "Equity  Units   Register"  and  "Equity  Units   Registrar"  have  the
respective meanings specified in Section 3.5(a).

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time, and the rules and regulations promulgated thereunder.

         "Expiration Date" has the meaning specified in Section 1.4(f).

         "Expiration Time" has the meaning specified in Section 5.6(a)(6).

         "Failed Remarketing" has the meaning specified in Section 5.4(e).

         "Fair Market Value" with respect to securities distributed in a Spin-Off means (a) in the case of any Spin-Off that is effected simultaneously with an Initial Public Offering of such securities, the Initial Public Offering price of those securities, and (b) in the case of any other Spin-Off, the average of the Sale Prices of those securities over the first 10 Trading Days after the effective date of such Spin-Off.

         "Forward Purchase Contract," when used with respect to any Equity Units, means the contract forming a part of such Equity Unit and obligating the Company to sell and the Holder of such Equity Unit to purchase Common Stock on the terms and subject to the conditions set forth in Article Five.

         "Forward Purchase Contract Settlement Fund" has the meaning specified in Section 5.5.

         "Global Certificate" means a Certificate that evidences all or part of the Units and is registered in the name of a Depositary or a nominee thereof.

         "Holder" means the Person in whose name the Units evidenced by an Equity Units Certificate or a Stripped Equity Units Certificate is registered in the Equity Units Register or the Stripped Equity Units Register, as the case may be.

         "Indenture" means the Indenture, dated as of May 1, 2001, between the Company and the Trustee as supplemented by any officers' certificate or supplemental indenture.

          "Initial Public Offering," with respect to any Spin-Off, means the first time securities of the same class or type as the securities being distributed in the Spin-Off are bone fide offered to the public for cash.

         "Issuer Order" or "Issuer Request" means a written order or request signed in the name of the Company by the Chief Executive Officer, the Chief Financial Officer, the President, any Vice-President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary (or other officer performing similar functions) of the Company and delivered to the Agent.

         "Last  Failed   Remarketing"  has  the  meaning  specified  in  Section
5.4(B)(II).

         "Merger Early Settlement" has the meaning specified in Section 5.10.

         "Merger Early Settlement Amount" has the meaning specified in Section 5.10.

         "Merger  Early  Settlement  Date" has the meaning  specified in Section
5.10.

         "Non-electing Share" has the meaning specified in Section 5.6(b).

         "Notes" means the series of senior debt securities of the Company designated the [ ]% Senior Notes Due [ ], 2007, to be issued under the Indenture.

         "NYSE" has the meaning specified in Section 5.1(c).

         "Office of the Agent in The City of New York" means an office where Certificates may be presented or surrendered for acquisition of shares of Common Stock, transfer or exchange, Notes may be presented for payment or surrendered for transfer or exchange, and where notices and demands to or upon the Company in respect of Units may be served, such office being located initially at [ ],
Attention: Corporation Trust Operations.

         "Officer's Certificate" means a certificate signed by the Chief Executive Officer, the Chief Financial Officer, the President, any Vice-President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary (or other officer performing similar functions) of the Company and delivered to the Agent.

         "Opinion of Counsel" means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company or an Affiliate of the Company and who shall be reasonably acceptable to the Agent.

         "Opt-out Treasury Consideration" has the meaning specified in Section 5.4(g).

         "Outstanding Units" means, as of the date of determination,  all Equity
Units  or  Stripped   Equity  Units   evidenced  by   Certificates   theretofore
authenticated, executed and delivered under this Agreement, except:

                  (i) If a Termination  Event has occurred,  (A) Stripped Equity
               Units and (B) Equity Units for which the related Note or the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, has been theretofore deposited with the Agent in trust for the Holders of such Equity Units;

                  (ii) Equity  Units and  Stripped  Equity  Units  evidenced  by
               Certificates theretofore cancelled by the Agent or delivered to the Agent for cancellation or deemed cancelled pursuant to the provisions of this Agreement; and

                  (iii) Equity Units and Stripped Equity Units evidenced by Certificates in exchange for or in lieu of which other Certificates have been authenticated, executed on behalf of the Holder and delivered pursuant to this Agreement, other than any such Certificate in respect of which there shall have been presented to the Agent proof satisfactory to it that such Certificate is held by a bona fide purchaser in whose hands the Equity Units or Stripped Equity Units evidenced by such Certificate are valid obligations of the Company;

provided, that in determining whether the Holders of the requisite number of the Equity Units or Stripped Equity Units have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Equity Units or Stripped Equity Units owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be outstanding, except that, in determining whether the Agent shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Equity Units or Stripped Equity Units which a Responsible Officer of the Agent actually knows to be so owned shall be so disregarded. Upper

Equity Units or Stripped Equity Units so owned which have been pledged in good faith may be regarded as Outstanding Units if the pledgee establishes to the satisfaction of the Agent the pledgee's right so to act with respect to such Equity Units or Stripped Equity Units and that the pledgee is not the Company or any Affiliate of the Company.

         "Payment Date" means each [ ], [ ], [ ] and [ ], commencing [ ], 2002.

         "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Plan" means an employee benefit plan that is subject to Title I of ERISA, a plan, individual retirement account or other arrangement that is subject to Section 4975 of the Code or any similar law or any entity whose underlying assets are considered to include "plan assets" of any such plan, account or arrangement.

         "Pledge" means the pledge under the Pledge Agreement of the Notes, the Treasury Securities or the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, in each case constituting a part of the Equity Units or Stripped Equity Units, property, cash, securities, financial assets and security entitlements of the Collateral Account (as defined in Section 1.1 of the Pledge Agreement) and any proceeds of any of the foregoing.

         "Pledge Agreement" means the Pledge Agreement, dated as of the date hereof, by and among the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Agent, on its own behalf and as attorney-in-fact for the Holders from time to time of the Equity Units and Stripped Equity Units.

         "Pledged Applicable Ownership Interest in the Treasury Portfolio" has the meaning specified in Section 2.1(c) of the Pledge Agreement.

         "Pledged Notes" has the meaning specified in Section 2.1(c) of the Pledge Agreement.

         "Pledged Treasury Consideration" has the meaning specified in Section 2.1(c) of the Pledge Agreement.

         "Pledged Treasury Securities" has the meaning specified in Section 2.1(c) of the Pledge Agreement.

         "Predecessor Certificate" means a Predecessor Equity Units Certificate or a Predecessor Stripped Equity Units Certificate.

         "Predecessor Equity Units Certificate" of any particular Equity Units Certificate means every previous Equity Units Certificate evidencing all or a portion of the rights and obligations of the Company and the Holder under the Equity Units evidenced thereby; and, for the purposes of this definition, any Equity Units Certificate authenticated and delivered under Section 3.10 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Equity Units Certificate shall be deemed to evidence the same rights and obligations of the Company and the Holder as the mutilated, destroyed, lost or stolen Equity Units Certificate.

         "Predecessor Stripped Equity Units Certificate" of any particular Stripped Equity Units Certificate means every previous Stripped Equity Units Certificate evidencing all or a portion of the rights and obligations of the Company and the Holder under the Stripped Equity Units evidenced thereby; and, for the purposes of this definition, any Stripped Equity Units Certificate authenticated and delivered under Section 3.10 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Stripped Equity Units Certificate shall be deemed to evidence the same rights and obligations of the Company and the Holder as the mutilated, destroyed, lost or stolen Stripped Equity Units Certificate.

         "Purchase Price" has the meaning specified in Section 5.1(a).

         "Purchased Shares" has the meaning specified in Section 5.6(a)(6).

         "Quotation Agent" means [ ] or its successor or any other primary U.S. government securities dealer in New York City selected by the Company.

         "Record Date" for the distribution payable on any Payment Date means, as to any Global Certificate, the Business Day next preceding such Payment Date, and as to any other Certificate, the 15th day preceding such Payment Date.

         "Redemption Amount" means, in the case of a Tax Event Redemption occurring prior to a successful remarketing of the Notes, for each Note the product of (i) the Stated Amount of such Note and (ii) a fraction whose numerator is the applicable Treasury Portfolio Purchase Price and whose denominator is the aggregate principal amount of Notes outstanding on the Tax Event Redemption Date, and in the case of a Tax Event Redemption occurring after the earlier of a successful remarketing of the Notes or the Stock Purchase Date, for each Note the Stated Amount of the Note.

         "Redemption Price" means the redemption price per Note equal to the Redemption Amount.

         "Register" means the Equity Units Register and the Stripped Equity Units Register, as applicable.

         "Registrar" means the Equity Units Registrar and the Stripped Equity Units Registrar, as applicable.

         "Remarketing Agent" means [ ] or its successor under the Remarketing Agreement.

         "Remarketing Agreement" means the Remarketing Agreement dated [ ], 2002 by and among the Company, the Remarketing Agent and the Agent.

         "Remarketing Date" means the third Business Day preceding [ ], 2005.

         "Remarketing Fee" has the meaning specified in Section 5.4(b)(i).

         "Remarketing Period" means the three Business Day period either: (i) beginning on the Remarketing Date and ending after the two immediately following Business Days; (ii) immediately preceding [ ], 2005; or (iii) immediately preceding [ ], 2005.

         "Remarketing Value" means

                  (1) the value at the Remarketing Date or any Subsequent Remarketing Date, as the case may be, of U.S. Treasury securities that will pay, on or prior to each Payment Date falling on the Stock Purchase Date, an amount of cash equal to the aggregate interest payment that is scheduled to be payable on that Payment Date, on the Notes which are included in Equity Units and are participating in the remarketing and (b) the Separate Notes which are to be remarketed pursuant to Section 4.5(d) of the Pledge Agreement, assuming for that purpose that the interest rate on the Notes is equal to the Coupon Rate, and

                  (2) the value at the Remarketing Date or any Subsequent Remarketing Date, as the case may be, of U.S. Treasury securities that will pay, on or prior to the Stock Purchase Date, an amount of cash equal to the Stated Amount of (a) such Notes which are included in Equity Units and are participating in the remarketing and (b) the Separate Notes which are to be remarketed pursuant to
               Section 4.5(d) of the Pledge Agreement

           provided that for purposes of clauses (1) and (2) above, the Remarketing Value shall be calculated on the assumptions that (x) the U.S. Treasury securities are highly liquid and mature on or within 35 days prior to the Stock Purchase Date, as determined in good faith by the Remarketing Agent in a manner intended to minimize the cash value of the U.S. Treasury securities, and (y) the U.S. Treasury securities are valued based on the ask-side price of the U.S. Treasury securities at a time between 9:00 a.m. and 11:00 a.m., New York City time, selected by the Remarketing Agent, on the Remarketing Date or any Subsequent Remarketing Date, as the case may be, as determined on a third-day settlement basis by a reasonable and customary means selected in good faith by the Remarketing Agent, plus accrued interest to that date.

         "Reorganization Event" has the meaning specified in Section 5.6(b).

         "Reset Rate" has the meaning specified in Section 5.4(c).

         "Responsible Officer" means, when used with respect to the Agent, any officer within the corporate trust department of the Agent (or any successor of the Agent), including any Vice-President, any assistant Vice-President, any assistant secretary, any assistant treasurer, any trust officer, any senior trust officer or any other officer of the Agent who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such Person's knowledge of and familiarity with the particular subject and who, in each of the above cases, shall have direct responsibility for the administration of this Agreement.

         "Sale Price" of the Common Stock or any securities distributed in a Spin-Off, as the case may be, on any Trading Day means the closing sale price per share (or if no closing sale price is reported, the average of the bid and asked prices or, if more than one in either case, the average of the average bid and the average asked prices) on such Trading Day as reported in composite transactions for the principal U.S. securities exchange on which the Common Stock or such securities are traded or, if the Common Stock or such securities are not listed on a U.S. national or regional securities exchange, as reported by Nasdaq.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

         "Securities Intermediary" means [ ], in its capacity as securities intermediary under the Pledge Agreement, together with its successors in such capacity.

         "Separate Notes" has the meaning specified in Section 1.1 of the Pledge Agreement.

         "Settlement Date" means any Early Settlement Date or Merger Early Settlement Date or any Stock Purchase Date.

         "Settlement Rate" has the meaning specified in Section 5.1(a).

         "Spin-Off" means a dividend or other distribution of shares of Capital Stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit of the Company.

         "Stated Amount" means, with respect to any one Note, Equity Unit or Stripped Equity Unit, $50.

         "Stock Purchase Date" means the [ ], 2005.

         "Stripped Equity Units" means the collective rights and obligations of a holder of a Stripped Equity Units Certificate in respect of a 1/20 undivided beneficial interest in a Treasury Security, subject in each case to the Pledge thereof, and the related Forward Purchase Contract.

         "Stripped Equity Units Certificate" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Stripped Equity Units specified on such certificate, substantially in the form of Exhibit B hereto.

         "Stripped Equity Units Register" and "Stripped Equity Units Registrar" have the respective meanings specified in Section 3.5(a).

         "Subsequent Remarketing Date" means, provided there has been one or more Failed Remarketings, the date on which the Remarketing Agent has consummated a successful remarketing in accordance with Section 5.4 hereof, such date to be no later than the Business Day immediately preceding the Stock Purchase Date.

         "Supplemental Indenture" means a supplemental indenture dated as of [ ], 2002, between the Company and The Bank of New York, as Trustee, to the indenture dated as of May 1, 2001, between the Company and the Trustee.

         "Tax Event" means the receipt by the Company of an opinion of nationally recognized independent tax counsel experienced in such matters, which may be Simpson Thacher & Bartlett, to the effect that there is more than an insubstantial risk that interest payable by the Company on the Notes would not be deductible, in whole or in part, by the Company for United States federal income tax purposes, as a result of (a) any amendment to, or change (including any announced proposed change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, (b) any amendment to or change in an official interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority or (c) any official interpretation or pronouncement that provides for a position with respect to such laws or regulations that differs from the generally accepted position on [ ], 2002, which amendment, change or proposed change is effective or which interpretation or pronouncement is announced on or after [ ], 2002.

         "Tax Event Redemption" means, if a Tax Event shall occur and be continuing, the redemption of the Notes, at the option of the Company, in whole but not in part, on not less than 30 days' nor more than 60 days' written notice.

         "Tax Event Redemption Date" means the date upon which a Tax Event Redemption is to occur.

         "Tax Event Redemption Principal Amount" means in the case of a Tax Event Redemption occurring prior to a successful remarketing of the Notes, for each Note the product of the principal amount of the Note and a fraction whose numerator is the Treasury Portfolio Purchase Price and whose denominator is the aggregate Stated Amount of Notes outstanding on the Tax Event Redemption Date, and in the case of a Tax Event Redemption Date occurring after the earlier of a successful remarketing of the Notes or the Stock Purchase Date, the Stated Amount of the Notes.

         "Termination Date" means the date, if any, on which a Termination Event occurs.

         "Termination Event" means the occurrence of any of the following events, at any time on or prior to the Stock Purchase Date:

                  (i)   the entry by a court having competent jurisdiction of:

                        (a) a decree  or order  for  relief  in  respect  of the
                  Company in an involuntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or a decree or order adjudging the Company to be insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of the Company and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                        (b) a final and non-appealable order appointing a custodian, receiver, liquidator, assignee, trustee or other similar official of the

                  Company or of any substantial part of the property of the Company ordering the winding up or liquidation of the affairs of the Company; or

                  (ii) the commencement by the Company of a voluntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or of a voluntary proceeding seeking to be adjudicated insolvent or the consent by the Company to the entry of a decree or order for relief in an involuntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any insolvency proceedings against it, or the filling by the Company of a petition or answer or consent seeking organization or relief under any applicable law, or the consent by the Company to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or similar official of the or any substantial part of the property of the Company or the making by the Company of an assignment for the benefit of creditors, or the taking of corporate action by the Company or any in furtherance of any such action.

         "Threshold Appreciation Price" has the meaning specified in Section 5.1(a)(i).

         "TIA" means the Trust Indenture Act of 1939, as amended, and the rules and regulations promulgated thereunder.

         "Trading Day" has the meaning specified in Section 5.1(c).

         "Transaction Documents" has the meaning specified in Section 7.1(a).

         "Treasury    Consideration"   means   the   Agent-purchased    Treasury
Consideration or the Opt-out Treasury Consideration.

         "Treasury Portfolio" means: (i) if a Tax Event Redemption occurs prior to a successful remarketing of the Notes, a portfolio of principal or interest strips of U.S. Treasury Securities that mature on or prior to the Stock Purchase Date in an aggregate amount equal to the aggregate principal amount of the Notes included in the Equity Units on the Tax Event Redemption Date and, with respect to each scheduled interest Payment Date on the Notes that occurs after the Tax Event Redemption Date and on or before the Stock Purchase Date, interest or principal strips of U.S. Treasury Securities that mature on or prior to such Payment Date in an aggregate amount equal to the aggregate interest payment that would be due on the aggregate principal amount of the Notes on such Payment Date if the interest rate of the Notes were not reset on the applicable Remarketing Date, and (ii) solely for purposes of determining the Treasury Portfolio Purchase Price in the case of a Tax Event Redemption Date occurring prior to a successful remarketing of the Notes, a portfolio of U.S. Treasury Securities consisting of principal or interest strips of U.S. Treasury Securities that mature on or prior to the Stock Purchase Date in an aggregate amount equal to the aggregate principal amount of the Notes outstanding on the Tax Event Redemption Date and with respect to each scheduled interest Payment Date on the Notes that occurs after the Tax Event Redemption Date and on or before the Stock Purchase Date, interest or principal strips of U.S. Treasury Securities that mature on or prior to such interest Payment Date in an aggregate amount equal to the aggregate interest payment that would be due on the aggregate principal amount of the Notes outstanding on the Tax Event Redemption Date.

         "Treasury Portfolio Purchase Price" means the lowest aggregate price quoted by a primary U.S. government securities dealer in New York City to the Quotation Agent on the third Business Day immediately preceding the Tax Event Redemption Date for the purchase of the Treasury Portfolio for settlement on the Tax Event Redemption Date.

         "Treasury Security" means a zero-coupon U.S. Treasury security (CUSIP Number ____________) maturing on [ ], 2005 that will pay $1,000 on such maturity date.

         "Trustee" means The Bank of New York, a New York banking corporation, as trustee under the Indenture, or any successor thereto.

         "Underwriting Agreement" means the Underwriting Agreement relating to the Equity Units and Stripped Equity Units dated [ ], 2002 among the Company and the underwriters named therein.

          "Vice-President" means any vice-president, whether or not designated by a number or a word or words added before or after the title "vice-president."

         Section 1.2 COMPLIANCE CERTIFICATES AND OPINIONS.

         Except as otherwise expressly provided by this Agreement, upon any application or request by the Company to the Agent to take any action under any provision of this Agreement, the Company shall furnish to the Agent an Officer's Certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with and, if requested by the Agent, an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement (other than the Officer's Certificate provided for in Section 10.5) shall include:

                  (a) a statement that the individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of such individual, he or she has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of such individual, such condition or covenant has been complied with.

         Section 1.3       FORM OF DOCUMENTS DELIVERED TO AGENT.

                  (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  (b) Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

         Section 1.4       ACTS OF HOLDERS; RECORD DATES.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent of such Holders duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Agent and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 7.1) conclusive in favor of the Agent and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Agent deems sufficient.

                  (c) The ownership of Equity Units or Stripped Equity Units shall be proved by the Equity Units Register or the Stripped Equity Units Register, as the case may be.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Certificate.

                  (e) The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Units entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Agreement to be given, made or taken by Holders of Equity Units and Stripped Equity Units. If any record date is set pursuant to this paragraph, the Holders of the Outstanding Equity Units on such record date, and no other Holders, shall be entitled to take the relevant action with respect to the Equity Units or the Stripped Equity Units, as the case may be, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite number of Outstanding Units on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite number of Outstanding Units on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Agent in writing and to each Holder of Equity Units and Stripped Equity Units in the manner set forth in Section 1.6.

                  (f) With respect to any record date set pursuant to this Section, the Company may designate any date as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the Agent in writing, and to each Holder of Equity Units and Stripped Equity Units in the manner set forth in Section 1.6, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the Company shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

         Section 1.5       NOTICES.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with:

                  (a) the Agent by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered, mailed, first-class postage prepaid, telecopied or delivered by overnight air courier guaranteeing next day delivery, to the Agent at [ ], telecopy number: [ ], Attention: Corporate Trust Department, or at any other address furnished in writing by the Agent to the Holders and the Company; or

                  (b) the Company by the Agent or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered, mailed, first-class postage prepaid, telecopied or delivered by overnight air courier guaranteeing next day delivery, to the Company at American Electric Power Company, Inc., 1 Riverside Plaza, Columbus, Ohio 43215, telecopy number: [ ], Attention: [ ], or at any other address furnished in writing to the Agent and the Holders by the Company; or

                  (c) the Collateral Agent by the Agent, the Company or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered, mailed, first-class postage prepaid, telecopied or delivered by overnight air courier guaranteeing next day delivery, addressed to the Collateral Agent at [ ], telecopy number: [ ], Attention: Corporate Trust Department, or at any other address furnished in writing by the Collateral Agent to the Agent, the Company and the Holders; or

                  (d) the Trustee by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered, mailed, first-class postage prepaid, telecopied or delivered by overnight air courier guaranteeing next day delivery, addressed to the Trustee at The Bank of New York, [ ], telecopy number: [ ], Attention: Corporate Trust Department, or at any other address furnished in writing by the Trustee to the Company.

         Section 1.6       NOTICE TO HOLDERS; WAIVER.

                  (a) Where this Agreement provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at its address as it appears in the applicable Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Agent, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  (b) In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Agent shall constitute a sufficient notification for every purpose hereunder.

         Section 1.7       EFFECT OF HEADINGS AND TABLE OF CONTENTS.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 1.8       SUCCESSORS AND ASSIGNS.

         All covenants and agreements in this Agreement by the Company shall bind its successors and assigns, whether so expressed or not.

         Section 1.9       SEPARABILITY CLAUSE.

         In case any provision in this Agreement or in the Equity Units or Stripped Equity Units shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof and thereof shall not in any way be affected or impaired thereby.

         Section 1.10      BENEFITS OF AGREEMENT.

         Nothing in this Agreement or in the Equity Units or Stripped Equity Units, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and, to the extent provided hereby, the Holders, any benefits or any legal or equitable right, remedy or claim under this Agreement. The Holders from time to time shall be beneficiaries of this Agreement and shall be bound by all of the terms and conditions hereof and of the Equity Units and Stripped Equity Units evidenced by their Certificates by their acceptance of delivery of such Certificates.

         Section 1.11      GOVERNING LAW.

         This Agreement and the Equity Units and Stripped Equity Units shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflicts of laws.

         Section 1.12      LEGAL HOLIDAYS.

                  (a) In any case where any Payment Date shall not be a Business Day, then (notwithstanding any other provision of this Agreement or the Equity Units Certificates) payments on the Notes shall not be made on such date, but such payments shall be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, provided that no interest shall accrue or be payable by the Company for the period from and after any such Payment Date, except that if such next succeeding Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day with the same force and effect as if made on such Payment Date.

                  (b) If any date on which Contract Adjustment Payments are to be made on the Forward Purchase Contracts is not a Business Day, then payment of the Contract Adjustment Payments payable on that date will be made on the next succeeding day which is a Business Day, and no interest or additional payment will be paid in respect of the delay. However, if that Business Day is in the next succeeding calendar year, the payment will be made on the immediately preceding Business Day with the same force and effect as if made on that Payment Date.

                  (c) In any case where the Stock Purchase Date shall not be a Business Day, then (notwithstanding any other provision of this Agreement or the Certificates), the Forward Purchase Contracts shall not be performed on such date, but the Forward Purchase Contracts shall be performed on the immediately following Business Day with the same force and effect as if performed on the Stock Purchase Date.

         Section 1.13      COUNTERPARTS.

         This Agreement may be executed in any number of counterparts by the parties hereto, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

         Section 1.14      INSPECTION OF AGREEMENT.

         A copy of this Agreement shall be available at all reasonable times during normal business hours at the Corporate Trust Office for inspection by any Holder.

                                  ARTICLE II.
                                CERTIFICATE FORMS

         Section 2.1       FORMS OF CERTIFICATES GENERALLY.

                  (a) The Equity Units Certificates (including the form of Forward Purchase Contract forming part of the Equity Units evidenced thereby) shall be in substantially the form set forth in Exhibit A hereto, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange or quotation system on which the Equity Units are listed or quoted for trading or any depositary therefor, or as may, consistently herewith, be determined by the officers of the Company executing such Equity Units Certificates, as evidenced by their execution of the Equity Units Certificates.

                  (b) The definitive Equity Units Certificates shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Equity Units Certificates, consistent with the provisions of this Agreement, as evidenced by their execution thereof.

                  (c) The Stripped Equity Units Certificates (including the form of Forward Purchase Contracts forming part of the Stripped Equity Units evidenced thereby) shall be in substantially the form set forth in Exhibit B hereto, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange or quotation system on which the Stripped Equity Units may be listed or quoted for trading or any depositary therefor, or as may, consistently herewith, be determined by the officers of the Company executing such Stripped Equity Units Certificates, as evidenced by their execution of the Stripped Equity Units Certificates.

                  (d) The definitive Stripped Equity Units Certificates shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Stripped Equity Units Certificates, consistent with the provisions of this Agreement, as evidenced by their execution thereof.

                  (e) Every Global Certificate authenticated, executed on behalf of the Holders and delivered hereunder shall bear a legend in substantially the following form:

         "THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE FORWARD PURCHASE CONTRACT AGREEMENT (AS HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF THE CLEARING AGENCY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH CLEARING AGENCY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE FORWARD PURCHASE CONTRACT AGREEMENT."

         Section 2.2       FORM OF AGENT'S CERTIFICATE OF AUTHENTICATION.

                  (a) The form of the Agent's certificate of authentication of the Equity Units shall be in substantially the form set forth on the form of the Equity Units Certificates.

                  (b) The form of the Agent's certificate of authentication of the Stripped Equity Units shall be in substantially the form set forth on the form of the Stripped Equity Units Certificates.

                                  ARTICLE III.
                                THE EQUITY UNITS

         Section 3.1       TITLE AND TERMS; DENOMINATIONS.

                  (a) The aggregate number of Equity Units and Stripped Equity Units, if any, evidenced by Certificates authenticated, executed on behalf of the Holders and delivered hereunder is limited to [ ] ([ ] if the Underwriters' (as defined in the Underwriting Agreement) over-allotment option pursuant to the Underwriting Agreement is exercised in full), except for Certificates authenticated, executed and delivered upon registration of transfer of, in exchange for, or in lieu of other Certificates pursuant to Section 3.4, 3.5, 3.10, 3.13, 3.14, 5.9, 5.10 or 8.5.

                  (b) The Certificates shall be issuable only in registered form and only in denominations of a single Unit and any integral multiple thereof.

         Section 3.2       RIGHTS AND OBLIGATIONS EVIDENCED BY THE CERTIFICATES.

                  (a) Each Equity Units Certificate shall evidence the number of
         Equity Units specified therein, with each such Equity Units representing the ownership by the Holder thereof of a beneficial interest in a Note or the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, subject to the Pledge of such Note or such Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, by such Holder pursuant to the Pledge Agreement, and the rights and obligations of the Holder thereof and the Company under one Forward Purchase Contract. The Agent as attorney-in-fact for, and on behalf of, the Holder of each Equity Unit shall pledge, pursuant to the Pledge Agreement, the Note or the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, forming a part of such Equity Units, to the Collateral Agent and grant to the Collateral Agent a security interest in the right, title, and interest of such Holder in such Note or such Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, for the benefit of the Company, to secure the obligation of the Holder under each Forward Purchase Contract to purchase the Common Stock of the Company. Prior to the purchase of shares of Common Stock under each Forward Purchase Contract, such Forward Purchase Contracts shall not entitle the Holders of Equity Units Certificates to any of the rights of a holder of shares of Common Stock, including, without limitation, the right to vote or receive any dividends or other payments or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or for any other matter, or any other rights whatsoever as stockholders of the Company.

                  (b) Each Stripped Equity Units Certificate shall evidence the number of Stripped Equity Units specified therein, with each such Stripped Equity Units representing the ownership by the Holder thereof of a 1/20 undivided beneficial interest in a Treasury Security, subject to the Pledge of such interest in such Treasury Security by such Holder pursuant to the Pledge Agreement, and the rights and obligations of the Holder thereof and the Company under one Forward Purchase Contract. The Agent as attorney-in-fact for, and on behalf of, the Holder of each Stripped Equity Units shall pledge, pursuant to the Pledge Agreement, the Treasury Security, forming a part of such Stripped Equity Units, to the Collateral Agent and grant to the Collateral Agent a security interest in the right, title and interest of such Holder in such Treasury Security for the benefit of the Company, to secure the obligation of the Holder under each Forward Purchase Contract to purchase shares of Common Stock pursuant to this Agreement and the related Forward Purchase Contract. Prior to the purchase of shares of Common Stock under each Forward Purchase Contract, such Forward Purchase Contracts shall not entitle the Holders of Stripped Equity Units Certificates to any of the rights of a holder of shares of Common Stock, including, without limitation, the right to vote or receive any dividends or other payments or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or for any other matter, or any other rights whatsoever as stockholders of the Company.

         Section 3.3       EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

                  (a) Subject to the provisions of Sections 3.13 and 3.14, upon the execution and delivery of this Agreement, and at any time and from time to time thereafter, the Company may deliver Certificates executed by the Company to the Agent for authentication, execution on behalf of the Holders and delivery, together with its Issuer Order for authentication of such Certificates, and the Agent in accordance with such Issuer Order shall authenticate, execute on behalf of the Holders and deliver such Certificates.

                  (b) The Certificates shall be executed on behalf of the Company by the Chief Executive Officer, the Chief Financial Officer, the President, any Vice-President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary (or other officer performing similar functions) of the Company and delivered to the Agent. The signature of any of these officers on the Certificates may be manual or by facsimile.

                  (c) Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates.

                  (d) No Forward Purchase Contract evidenced by a Certificate shall be valid until such Certificate has been executed on behalf of the Holder by the manual signature of an authorized signatory of the Agent, as such Holder's attorney-in-fact. Such signature by an authorized signatory of the Agent shall be conclusive evidence that the Holder of such Certificate has entered into the Forward Purchase Contracts evidenced by such Certificate.

                  (e)  Each   Certificate   shall  be  dated  the  date  of  its
         authentication.

                  (f) No Certificate shall be entitled to any benefit under this
         Agreement or be valid or obligatory for any purpose unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by an authorized signatory of the Agent by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.

         Section 3.4       TEMPORARY CERTIFICATES.

                  (a) Pending the preparation of definitive Certificates, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holders, and deliver, in lieu of such definitive Certificates, temporary Certificates which are in substantially the form set forth in Exhibit A or Exhibit B hereto, as the case may be, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange on which the Equity Units or Stripped Equity Units, as the case may be, are listed, or as may, consistent herewith, be determined by the officers of the Company executing such Certificates, as evidenced by their execution of the Certificates.

                  (b) If  temporary  Certificates  are issued,  the Company will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the Corporate Trust Office, at the expense of the Company and without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, one or more definitive Certificates of like tenor and denominations and evidencing a like number of Equity Units or Stripped Equity Units, as the case may be, as the temporary Certificate or Certificates so surrendered. Until so exchanged, the temporary Certificates shall in all respects evidence the same benefits and the same obligations with respect to the Equity Units or Stripped Equity Units, as the case may be, evidenced thereby as definitive Certificates.

         Section 3.5       REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE.

                  (a) The  Agent  shall  keep at the  Corporate  Trust  Office a register (the "Equity Units Register") in which, subject to such reasonable regulations as it may prescribe, the Agent shall provide for the registration of Equity Units Certificates and of transfers of Equity Units Certificates (the Agent, in such capacity, the "Equity Units Registrar") and a register (the "Equity Units Register") in which, subject to such reasonable regulations as it may prescribe, the Agent shall provide for the registration of the Equity Units Certificates and transfers of Equity Units Certificates (the Agent, in such capacity, the "Equity Units Registrar").

                  (b) Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the designated transferee or transferees, and deliver, in the name of the designated transferee or transferees, one or more new Certificates of like tenor and denominations, and evidencing a like number of Equity Units or Stripped Equity Units, as the case may be.

                  (c) At the option of the Holder, Certificates may be exchanged for other Certificates, of like tenor and denominations and evidencing a like number of Equity Units or Stripped Equity Units, as the case may be, upon surrender of the Certificates to be exchanged at the Corporate Trust Office. Whenever any Certificates are so surrendered for exchange, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver the Certificates which the Holder making the exchange is entitled to receive.

                  (d) All Certificates issued upon any registration of transfer or exchange of a Certificate shall evidence the ownership of the same number of Equity Units or Stripped Equity Units, as the case may be, and be entitled to the same benefits and subject to the same obligations, under this Agreement as the Equity Units or Stripped Equity Units, as the case may be, evidenced by the Certificate surrendered upon such registration of transfer or exchange.

                  (e) Every Certificate presented or surrendered for registration of transfer or for exchange shall (if so required by the Agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Agent duly executed, by the Holder thereof or its attorney duly authorized in writing.

                  (f) No service charge shall be made for any registration of transfer or exchange of a Certificate, but the Company and the Agent may require payment from the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates, other than any exchanges pursuant to Sections 3.4, 3.6, 3.9 and 8.5 not involving any transfer.

                  (g) Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Agent, and the Agent shall not be obligated to authenticate, execute on behalf of the Holder and deliver any Certificate presented or surrendered for registration of transfer or for exchange on or after the Business Day immediately preceding the earlier of the Stock Purchase Date or the Termination Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Agent shall,

                       (i) if the Stock Purchase Date has occurred,  deliver the
                  shares of Common Stock issuable in respect of the Forward Purchase Contracts forming a part of the Equity Units or Stripped Equity Units, as the case may be, evidenced by such Certificate,

                       (ii) in the case of Equity Units, if a Termination  Event
                  shall have occurred prior to the Stock Purchase Date, transfer the Notes or the appropriate Treasury Consideration or
                  Applicable Ownership Interest in the Treasury Portfolio, as applicable, relating to such Equity Units, or

                       (iii) in the case of Stripped Equity Units, if a Termination Event shall have occurred prior to the Stock Purchase Date, transfer the Treasury Securities relating to such Stripped Equity Units, in each case subject to the applicable conditions and in accordance with the applicable provisions of Article V.

         Section 3.6       BOOK-ENTRY INTERESTS.

         The Certificates, on original issuance will be issued in the form of one or more fully registered Global Certificates, to be delivered to the Depositary or its custodian by, or on behalf of, the Company. Such Global Certificate shall initially be registered in the applicable Register in the name of Cede & Co., the nominee of the Depositary, and no Beneficial Owner will receive a definitive Certificate representing such Beneficial Owner's interest in such Global Certificate, except as provided in Section 3.9. The Agent shall enter into an agreement with the Depositary if so requested by the Company. Unless and until definitive, fully registered Certificates have been issued to Beneficial Owners pursuant to Section 3.9:

                 (a) the provisions of this Section 3.6 shall be in full force and effect;

                  (b) the Company shall be entitled to deal with the Clearing Agency for all purposes of this Agreement (including receiving approvals, votes or consents hereunder) as the Holder of the Equity
         Units and Stripped Equity Units and the sole holder of the Global Certificate(s) and shall have no obligation to the Beneficial Owners;

                  (c) to the extent that the provisions of this Section 3.6 conflict with any other provisions of this Agreement, the provisions of this Section 3.6 shall control; and

                  (d) the rights of the Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants. The Clearing Agency will make book-entry transfers among Clearing Agency Participants.

         Section 3.7       NOTICES TO HOLDERS.

         Whenever a notice or other communication to the Holders is required to be given under this Agreement, the Company or the Company's agent shall give such notices and communications to the Holders and, with respect to any Equity Units or Stripped Equity Units registered in the name of a Clearing Agency or the nominee of a Clearing Agency, the Company or the Company's agent shall, except as set forth herein, have no obligations to the Beneficial Owners.

         Section 3.8       APPOINTMENT OF SUCCESSOR CLEARING AGENCY.

         If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Equity Units and Stripped Equity Units or ceases to be eligible as a "clearing agency" under the Exchange Act, the Company may, in its sole discretion, appoint a successor Clearing Agency with respect to the Equity Units and Stripped Equity Units.

         Section 3.9       DEFINITIVE CERTIFICATES.

         If

                       (i) a Clearing  Agency elects to discontinue its services
                  as securities depositary with respect to the Equity Units and Stripped Equity Units or ceases to be eligible as a "clearing agency" under the Exchange Act and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 3.8,

                       (ii) the  Company  elects  to  terminate  the  book-entry
                  system through the Clearing Agency with respect to the Equity Units and Stripped Equity Units, or

                       (iii) there shall have occurred and be continuing a default by the Company in respect of its obligations under one or more Forward Purchase Contracts,

then upon  surrender  of the Global  Certificates  representing  the  Book-Entry
Interests with respect to the Equity Units and Stripped Equity Units by the Clearing Agency, accompanied by registration instructions, the Company shall cause definitive Certificates to be delivered to

Clearing Agency Participants in accordance with the instructions of the Clearing Agency. The Company and the Agent shall not be liable for any delay in delivery of such instructions and may conclusively rely on and shall be protected in relying on such instructions.

         Section 3.10      MUTILATED, DESTROYED, LOST AND STOLEN CERTIFICATES.

                  (a) If any mutilated Certificate is surrendered to the Agent, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, a new Certificate at the cost of the Holder, evidencing the same number of Equity Units or Stripped Equity Units, as the case may be, and bearing a Certificate number not contemporaneously outstanding.

                  (b) If there shall be  delivered  to the Company and the Agent
         (i) evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) such security or indemnity at the cost of the Holder as may be required by them to hold each of them and any agent of any of them harmless, then, in the absence of notice to the Company or the Agent that such Certificate has been acquired by a bona fide purchaser, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver to the Holder, in lieu of any such destroyed, lost or stolen Certificate, a new Certificate, evidencing the same number of Equity Units or Stripped Equity Units, as the case may be, and bearing a Certificate number not contemporaneously outstanding.

                  (c) Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Agent, and the Agent shall not be obligated to authenticate, execute on behalf of the Holder, and deliver to the Holder, a Certificate on or after the Business Day immediately preceding the earlier of the Stock Purchase Date or the
         Termination Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Agent shall (i) if the Stock Purchase Date has occurred, deliver the shares of Common Stock issuable in respect of the Forward Purchase Contracts forming a part of the Equity Units or Stripped Equity Units evidenced by such Certificate, or
         (ii) if a  Termination  Event  shall have  occurred  prior to the Stock
         Purchase   Date,   transfer  the  Notes,   the   appropriate   Treasury
         Consideration or Applicable Ownership Interest in the Treasury Portfolio, or the Treasury Securities, as the case may be, evidenced thereby, in each case subject to the applicable conditions and in accordance with the applicable provisions of Article V.

                  (d) Upon the issuance of any new Certificate under this Section, the Company and the Agent may require the payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Agent) connected therewith.

                  (e) Every new  Certificate  issued pursuant to this Section in lieu of any destroyed, lost or stolen Certificate shall constitute an original additional contractual obligation of the Company and of the Holder in respect of the Equity Units or Stripped Equity Units, as the case may be, evidenced thereby, whether or not the destroyed, lost or stolen Certificate (and the Equity Units and Stripped Equity Units evidenced thereby) shall be at any time enforceable by anyone, and shall be entitled to all the benefits and be subject to all the obligations of this Agreement equally and
         proportionately   with  any  and  all  other   Certificates   delivered
         hereunder.

                  (f) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

         Section 3.11      PERSONS DEEMED OWNERS.

                  (a) Prior to due presentment of a Certificate for registration of transfer, the Company and the Agent, and any agent of the Company or the Agent, may treat the Person in whose name such Certificate is registered as the owner of the Equity Units or Stripped Equity Units, as the case may be, evidenced thereby, for the purpose of receiving interest payments on the Notes, receiving payment of Contract Adjustment Payments, performance of the Forward Purchase Contracts and for all other purposes whatsoever (subject to Section 4.1(a) and 5.2(a)), whether or not any such payments shall be overdue and notwithstanding any notice to the contrary, and neither the Company nor the Agent, nor any agent of the Company or the Agent, shall be affected by notice to the contrary.

                  (b) Notwithstanding the foregoing, with respect to any Global Certificate, nothing herein shall prevent the Company, the Agent or any agent of the Company or the Agent from giving effect to any written certification, proxy or other authorization furnished by any Clearing Agency (or its nominee), as a Holder, with respect to such Global Certificate or impair, as between such Clearing Agency and owners of beneficial interests in such Global Certificate, the operation of customary practices governing the exercise of rights of such Clearing Agency (or its nominee) as Holder of such Global Certificate. None of the Company, the Agent, or any agent of the Company or the Agent will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Certificate or maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         Section 3.12      CANCELLATION.

                  (a) All Certificates surrendered (i) for delivery of shares of Common Stock on or after any Settlement Date; (ii) upon the transfer of Notes, the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, or Treasury Securities, as the case may be, after the occurrence of a Termination Event; or (iii) upon the registration of a transfer or exchange of Equity Units or Stripped Equity Units, as the case may be, shall, if surrendered to any Person other than the Agent, be delivered to the Agent and, if not already cancelled, shall be promptly cancelled by it. The Company may at any time deliver to the Agent for cancellation any Certificates previously authenticated, executed and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Certificates so delivered shall, upon Issuer Order, be promptly cancelled by the Agent. No Certificates shall be authenticated, executed on behalf of the Holder and delivered in lieu of or in exchange for any Certificates cancelled as provided in this Section, except as expressly permitted by this Agreement. All cancelled Certificates held by the Agent shall be disposed of by the Agent in accordance with its customary procedures.

                  (b) If the Company or any Affiliate of the Company shall acquire any Certificate, such acquisition shall not operate as a cancellation of such Certificate unless and until such Certificate is cancelled or delivered to the Agent for cancellation.

         Section 3.13      ESTABLISHMENT OF STRIPPED EQUITY UNITS.

                  (a) A Holder may separate the Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as applicable, from the related Forward Purchase Contracts in respect of the Equity Units held by such Holder by substituting for such Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be, Treasury Securities that will pay, on the Stock Purchase Date, an amount equal to the aggregate principal amount of such Notes or the appropriate Treasury Consideration or Applicable Ownership Interest (as specified in clause (A) of the definition of such term) in the Treasury Portfolio (a "Collateral Substitution"), at any time from and after the date of this Agreement and on or prior to the second Business Day immediately preceding the Stock Purchase Date, by (i) depositing with the Collateral Agent Treasury Securities having an aggregate principal amount equal to the aggregate Stated Amount of such Equity Units, and
         (ii) transferring the related Equity Units to the Agent accompanied by a notice to the Agent, substantially in the form of Exhibit D hereto, stating that the Holder has transferred the relevant amount of Treasury Securities to the Collateral Agent and requesting that the Agent instruct the Collateral Agent to release the Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be, underlying such Equity Units, whereupon the Agent shall promptly give such instruction to the Collateral Agent, substantially in the form of Exhibit C hereto. Notwithstanding the foregoing, a Holder may not separate the Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be, from the related Forward Purchase Contracts in respect of the Equity Units held by such Holder during the periods beginning on the fourth Business Day prior to any Remarketing Period and ending on the third Business Day after the end of such Remarketing Period. Upon receipt of the Treasury Securities described in clause (i) above and the instruction described in clause (ii) above, in accordance with the terms of the Pledge Agreement, the Collateral Agent will release to the Agent, on behalf of the Holder, such Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be, from the Pledge, free and clear of the Company's security interest therein, and upon receipt thereof the Agent shall promptly:

                       (i) cancel the related Equity Units;

                       (ii)  transfer  the  Pledged  Notes,   Pledged   Treasury
                  Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be, to the Holder; and

                       (iii) authenticate,  execute on behalf of such Holder and
                  deliver to such Holder a Stripped Equity Units Certificate executed by the Company in accordance with Section 3.3 evidencing the same number of Forward Purchase Contracts as were evidenced by the cancelled Equity Units.

                  (b) Holders who elect to separate the Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be, from the related Forward
         Purchase Contract and to substitute Treasury Securities for such Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be, shall be responsible for any fees or expenses payable to the Collateral Agent for its services as Collateral Agent in respect of the substitution, and the Company shall not be responsible for any such fees or expenses.

                  (c) Holders may make Collateral Substitutions (i) if Treasury Securities are being substituted for Pledged Notes, only in integral multiples of 20 Equity Units, or (ii) if the Collateral Substitutions occur after the Remarketing Date or any Subsequent Remarketing Date, or after a Tax Event Redemption, as the case may be, only in integral multiples of Equity Units such that the Treasury Securities to be deposited and the Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio to be released are in integral multiples of $1,000.

                  (d) In the event a Holder making a Collateral Substitution pursuant to this Section 3.13 fails to effect a book-entry transfer of the Equity Units or fails to deliver an Equity Units Certificate to the Agent after depositing Treasury Securities with the Collateral Agent, the Pledged Notes or Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be, constituting a part of such Equity Units, and any distributions on such Pledged Notes or Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be, shall be held in the name of the Agent or its nominee in trust for the benefit of such Holder, until such Equity Units are so transferred or the Equity Units Certificate is so delivered, as the case may be, or, with respect to an Equity Units Certificate, such Holder provides evidence satisfactory to the Company and the Agent that such Equity Units Certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the Agent and the Company.

                  (e) Except as described in this Section 3.13, for so long as the Forward Purchase Contract underlying an Equity Units remains in effect, such Equity Units shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Equity Units in respect of the Note or the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, and the Forward Purchase Contract comprising such Equity Units may be acquired, and may be transferred and exchanged, only as an Equity Units.

         Section 3.14      REESTABLISHMENT OF EQUITY UNITS.

                  (a) A Holder of Stripped Equity Units may reestablish Equity Units at any time from and after the date of this Agreement and on or prior to the second Business Day immediately preceding the Stock Purchase Date, by (i) depositing with the Collateral Agent the Notes or the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio (identified and calculated by reference to the Treasury Consideration then comprising Equity Units), as the case may be, then comprising such number of Equity Units as is equal to such Stripped Equity Units and (ii) transferring such Stripped Equity Units to the Agent accompanied by a notice to the Agent, substantially in the form of Exhibit D hereto, stating that the Holder has transferred the relevant amount of Notes or the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, to the Collateral Agent and requesting that the Agent instruct the Collateral Agent to release the Pledged Treasury Securities underlying such Stripped Equity Units, whereupon the Agent shall promptly give such instruction to the Collateral Agent, substantially in the form of Exhibit C hereto. Notwithstanding the foregoing, a Holder may not reestablish Equity Units during the periods beginning on the fourth Business Day prior to any Remarketing Period and ending on the third Business Day after the end of such Remarketing Period. Upon receipt of the Notes or the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, described in clause (i) above and the instruction described in clause (ii) above, in accordance with the terms of the Pledge Agreement, the Collateral Agent will release to the Agent, on behalf of the Holder, such Pledged Treasury Securities from the Pledge, free and clear of the Company's security interest therein, and upon receipt thereof the Agent shall promptly:

                       (i) cancel the related Stripped Equity Units;

                       (ii) transfer the Pledged Treasury Securities to the Holder; and

                       (iii) authenticate,  execute on behalf of such Holder and
                  deliver an Equity Units Certificate executed by the Company in accordance with Section 3.3 evidencing the same number of Forward Purchase Contracts as were evidenced by the cancelled Stripped Equity Units.

                  (b) Holders of Stripped Equity Units may reestablish Equity Units (i) only in integral multiples of 20 Stripped Equity Units for 20 Equity Units or (ii) if the reestablishment occurs after the Remarketing Date (in either case, if such remarketing is successful) or any Subsequent Remarketing Date, or after a Tax Event Redemption, only in integral multiples of Stripped Equity Units such that the Treasury Consideration to be deposited and the Treasury Securities to be released are in integral multiples of $1,000.

                  (c) Except as provided in this Section 3.14, for so long as the Forward Purchase Contract underlying a Stripped Equity Units remains in effect, such Stripped Equity Units shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Stripped Equity Units in respect of the Treasury Security and Forward Purchase Contract comprising such Stripped Equity Units may be acquired, and may be transferred and exchanged, only as a Stripped Equity Units.

                  (d) Holders of Stripped Equity Units who reestablish Equity Units shall be responsible for any fees or expenses payable to the Collateral Agent for its services as Collateral Agent in respect of the substitution, and the Company shall not be responsible for any such fees or expenses.

                  (e) In the event a Holder who reestablishes Equity Units pursuant to this Section 3.14 fails to effect a book-entry transfer of the Stripped Equity Units or fails to deliver a Stripped Equity Units Certificate to the Agent after depositing Pledged Notes, the Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be, with the Collateral Agent, the Treasury Securities constituting a part of such Stripped Equity Units, and any distributions on such Treasury Securities shall be held in the name of the Agent or its nominee in trust for the benefit of such Holder, until such Stripped Equity Units are so transferred or the Stripped Equity Units Certificate is so delivered, as the case may be, or, with respect to a Stripped Equity Units Certificate, such Holder provides evidence satisfactory to the Company and the Agent that such Stripped Equity Units Certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the Agent and the Company.

         Section 3.15      TRANSFER OF COLLATERAL UPON OCCURRENCE OF TERMINATION
                           EVENT.

         Upon the occurrence of a Termination Event and the transfer to the Agent of the Notes, the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, or the Treasury Securities, as the case may be, underlying the Equity Units and the Stripped Equity Units pursuant to the terms of the Pledge Agreement, the Agent shall request transfer instructions with respect to such Notes or the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, or Treasury Securities, as the case may be, from each Holder by written request mailed to such Holder at its address as it appears in the Equity Units Register or the Stripped Equity Units Register, as the case may be. Upon book-entry transfer of the Equity Units or Stripped Equity Units or delivery of an Equity Units Certificate or Stripped Equity Units Certificate to the Agent with such transfer instructions, the Agent shall transfer the Notes, the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, or Treasury Securities, as the case may be, underlying such Equity Units or Stripped Equity Units, as the case may be, to such Holder by book-entry transfer, or other appropriate procedures, in accordance with such instructions. In the event a Holder would be entitled to receive less than $1,000 principal amount at maturity of any Treasury security, the Agent shall dispose of such Treasury security for cash and deliver such cash to the Holder. In the event a Holder of Equity Units or Stripped Equity Units fails to effect such transfer or delivery, the Notes, the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio or Treasury Securities, as the case may be, underlying such Equity Units or Stripped Equity Units, as the case may be, and any distributions thereon, shall be held in the name of the Agent or its nominee in trust for the benefit of such Holder, until (i) such Equity Units or Stripped Equity Units are transferred or the Equity Units Certificate or
Stripped Equity Units Certificate is surrendered or such Holder provides satisfactory evidence that such Equity Units Certificate or Stripped Equity Units Certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the Agent and the Company; and (ii) the expiration of the time period specified in the abandoned property laws of the relevant State.

         Section 3.16      NO CONSENT TO ASSUMPTION.

         Each Holder of Equity Units or Stripped Equity Units, as the case may be, by acceptance thereof, shall be deemed expressly to have withheld any consent to the assumption under Section 365 of the Bankruptcy Code or otherwise, of the Forward Purchase Contract by the Company, any receiver, liquidator or person or entity performing similar functions or its trustee in the event that the Company becomes the debtor under the Bankruptcy Code or subject to other similar state or federal law providing for reorganization or liquidation.

                                  ARTICLE IV.
                                    THE NOTES

         Section 4.1 PAYMENT OF INTEREST; RIGHTS TO INTEREST PAYMENTS PRESERVED; NOTICE.

                  (a) A payment on any Note, Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, which is paid on any Payment Date other than a Payment Date with respect to the Stated Amount due on Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio shall, subject to receipt thereof by the Agent from the Collateral Agent (if the Collateral Agent is the registered owner thereof) as provided by the terms of the Pledge Agreement, be paid to the Person in whose name the Equity Units Certificate (or one or more Predecessor Equity Units Certificates) of which such Note or the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, is a part is registered at the close of business on the Record Date for such Payment Date.

                  (b) Each Equity Units Certificate evidencing Notes delivered under this Agreement upon registration of transfer of or in exchange for or in lieu of any other Equity Units Certificate shall carry the rights to interest accrued and unpaid which were carried by the Notes and Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, underlying such other Equity Units Certificate.

                  (c) In the case of any Equity Units with respect to which Early Settlement of the underlying Forward Purchase Contract is effected on an Early Settlement Date, Merger Early Settlement of the underlying Forward Purchase Contract is effected on a Merger Early Settlement Date, Cash Settlement is effected on the Business Day
         immediately   preceding  the  Stock  Purchase  Date,  or  a  Collateral
         Substitution is effected, in each case on a date that is after any Record Date and on or prior to the next succeeding Payment Date, payments on the Note or the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, underlying such Equity Units otherwise payable on such Payment Date shall be payable on such Payment Date notwithstanding such Early Settlement, Merger Early Settlement, Cash Settlement or Collateral Substitution, as the case may be, and such payments shall, subject to receipt thereof by the Agent, be payable to the Person in whose name the Equity Units Certificate (or one or more Predecessor Equity Units Certificates) was registered at the close of business on the Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Equity Units with respect to which Early Settlement, Merger Early Settlement or Cash Settlement of the underlying Forward Purchase Contract is effected, or with respect to which a Collateral Substitution has been effected, payments on the related Notes or payments on the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, that would otherwise be payable after the applicable Settlement Date or after such Collateral Substitution, as the case may be, shall not be payable hereunder to the Holder of such Equity Units; provided, that to the extent that such Holder continues to hold the Separate Notes that formerly comprised a part of such Holder's Equity Units, such Holder shall be entitled to receive the payments on such Separate Notes.

         Section 4.2       NOTICE AND VOTING.

         Under the terms of the Pledge Agreement, the Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Pledged Notes but only to the extent instructed by the Holders as described below. Upon receipt of notice of any meeting at which holders of Notes are entitled to vote or upon any solicitation of consents, waivers or proxies of holders of Notes, the Agent shall, as soon as practicable thereafter, mail to the Holders of Equity Units a notice (a) containing such information as is contained in the notice or solicitation, (b) stating that each Holder on the record date set by the Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Notes entitled to vote) shall be entitled to instruct the Agent as to the exercise of the voting rights pertaining to the Pledged Notes underlying their Equity Units and (c) stating the manner in which such instructions may be given. Upon the written request of the Holders of Equity Units on such record date, the Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of Pledged Notes as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of an Equity Unit, the Agent shall abstain from voting the Pledged Note underlying such Equity Units. The Company hereby agrees, if applicable, to solicit Holders of Equity Units to timely instruct the Agent in order to enable the Agent to vote such Pledged Notes.

         Section 4.3       TAX EVENT REDEMPTION.

         Upon the occurrence of a Tax Event Redemption prior to the successful remarketing of the Notes, the Company may elect to instruct in writing the Collateral Agent to apply, and upon such written instruction, the Collateral Agent shall apply, out of the aggregate Redemption Price for the Notes that are components of Equity Units, an amount equal to the aggregate Tax Event Redemption Principal Amount for the Notes that are components of Equity Units to purchase on behalf of the Holders of Equity Units the Treasury Portfolio and promptly remit the remaining portion of such aggregate Redemption Price to the Agent for payment to the Holders of such Equity Units. The Treasury Portfolio will be substituted for the Pledged Notes, and will be pledged to the Collateral Agent in accordance with the terms of the Pledge Agreement to secure the obligation of each Holder of an Equity Units to purchase the Common Stock under the Forward Purchase Contract constituting a part of such Equity Units. Following the occurrence of a Tax Event Redemption prior to a successful remarketing of the Notes, the Holders of Equity Units and the Collateral Agent shall have such security interests, rights and obligations with respect to the Treasury Portfolio as the Holder of Equity Units and the Collateral Agent had in respect of the Notes, as the case may be, subject to the Pledge thereof as provided in Articles II, III, IV, V and VI of the Pledge Agreement, and any reference herein or in the Certificates to the Note shall be deemed to be a reference to such Treasury Portfolio and any reference herein or in the Certificates to interest on the Notes shall be deemed to be a reference to corresponding distributions on the Treasury Portfolio. The Company may cause to be made in any Equity Units Certificates thereafter to be issued such change in phraseology and form (but not in substance) as may be appropriate to reflect the substitution of the Treasury Portfolio for Notes as collateral.

         The Company shall cause notice of any Tax Event Redemption to be mailed, at least 30 calendar days but not more than 60 calendar days before such Tax Event Redemption Date, to each Holder of Equity Units including Notes to be redeemed at its registered address.

         Upon the occurrence of a Tax Event Redemption after the successful remarketing of the Notes, the Redemption Price will be payable in cash to the holders of the Notes.

                                   ARTICLE V.
                 THE FORWARD PURCHASE CONTRACTS; THE REMARKETING

         Section 5.1       PURCHASE OF SHARES OF COMMON STOCK.

                  (a) Each Forward Purchase Contract shall, unless an Early Settlement has occurred in accordance with Section 5.9, or a Merger Early Settlement has occurred in accordance with Section 5.10, obligate the Holder of the related Equity Units or Stripped Equity Units, as the case may be, to purchase, and the Company to sell, on the Stock Purchase Date at a price equal to $50 (the "Purchase Price"), a number of newly issued shares of Common Stock equal to the Settlement Rate unless, on or prior to the Stock Purchase Date, there shall have occurred a Termination Event with respect to the Units of which such Forward Purchase Contract is a part. The "Settlement Rate" is equal to,

                       (i) if the Applicable  Market Value (as defined below) is
                  greater than or equal to $[ ] (the "Threshold Appreciation Price"), [ ] shares of Common Stock per Forward Purchase Contract,

                       (ii) if the  Applicable  Market  Value  is less  than the
                  Threshold Appreciation Price, but is greater than $[ ], the number of shares of Common Stock per Forward Purchase Contract equal to the Stated Amount of the related Equity Units or Stripped Equity Units, as the case may be, divided by the Applicable Market Value, and

                       (iii) if the Applicable  Market Value is equal to or less
                  than $[ ], [ ] shares of Common Stock per Forward Purchase Contract, in each case subject to adjustment as provided in
                  Section 5.6 (and in each case rounded upward or downward to the nearest 1/10,000th of a share).

         As provided in Section 5.12, no fractional shares of Common Stock will be issued upon settlement of Forward Purchase Contracts.

         Promptly after the calculation of the Settlement Rate and the Applicable Market Value, the Company shall give the Agent notice thereof. All calculations and determinations of the Settlement Rate and the Applicable Market Value shall be made by the Company or its agents based on their good faith calculations, and the Agent shall have no responsibility with respect thereto.

                  (b) No fractional shares of Common Stock will be issued by the Company with respect to the payment of Contract Adjustment Payments on the Stock Purchase Date. In lieu of fractional shares otherwise issuable with respect to such payment of Contract Adjustment Payments, the Holder will be entitled to receive an amount of cash as provided in
         Section 5.12.

                  (c) The "Applicable Market Value" means the average of the Closing Price per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Stock Purchase Date. The "Closing Price" of the Common Stock on any date of determination means the closing sale price (or, if no closing price is reported, the last reported sale price) of the Common Stock on the New York Stock Exchange (the "NYSE") on such date or, if the Common Stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed, or if the Common Stock is not so listed on a United States national or regional securities exchange, as reported by The Nasdaq Stock Market, or, if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the market value of the Common Stock on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company. A "Trading Day" means a day on which the Common Stock (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

                  (d) Each Holder of Equity Units or Stripped Equity Units, as the case may be, by its acceptance thereof, irrevocably authorizes the Agent to enter into and perform the related Forward Purchase Contract on its behalf as its attorney-in-fact (including the execution of Certificates on behalf of such Holder), agrees to be bound by the terms and provisions thereof, covenants and agrees to perform its obligations under such Forward Purchase Contracts, and consents to the provisions hereof, irrevocably authorizes the Agent as its attorney-in-fact to enter into and perform the Pledge Agreement on its behalf as its attorney-in-fact, and consents to and agrees to be bound by the Pledge of the Notes, the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, or the Treasury Securities pursuant to the Pledge Agreement; provided that upon a Termination Event, the rights of the Holder of such Equity Units or Stripped Equity Units, as the case may be, under the Forward Purchase Contract may be enforced without regard to any other rights or obligations. Each Holder of Equity Units or Stripped Equity Units, as the case may be, by its acceptance thereof, further covenants and agrees that, to the extent and in the manner provided in Section 5.4 and the Pledge Agreement, but subject to the terms thereof, payments in respect of the Notes, the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, or the Treasury Securities, to be paid upon settlement of such Holder's obligations to purchase Common

         Stock under the Forward Purchase Contract, shall be paid on the Stock Purchase Date by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Forward Purchase Contract and such Holder shall acquire no right, title or interest in such payment.

                  (e) Upon registration of transfer of a Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee) under the terms of this Agreement, the Forward Purchase Contracts underlying such Certificate and the Pledge Agreement, and the transferor shall be released from the obligations under this Agreement, the Forward Purchase Contracts underlying the Certificates so transferred and the Pledge Agreement. The Company covenants and agrees, and each Holder of a Certificate, by its acceptance thereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

         Section 5.2       CONTRACT ADJUSTMENT PAYMENTS.

                  (a) Contract Adjustment Payments shall accrue on each Forward Purchase Contract constituting a part of an Equity Unit or Stripped Equity Unit at [ ]% per year of the Stated Amount of such Equity Units or Equity Units, from [ ], 2002 through and including the Stock Purchase Date, provided that no Contract Adjustment Payment shall accrue after an Early Settlement or Merger Early Settlement. Subject to
         Section 5.3 herein, the Company shall pay, on each Payment Date, the Contract Adjustment Payments, if any, payable in respect of each Forward Purchase Contract to the Person in whose name a Certificate (or one or more Predecessor Certificates) is registered at the close of business on the Record Date immediately preceding such Payment Date in such coin or currency of the United States as at the time of payment shall be legal tender for payments. The Contract Adjustment Payments, if any, will be payable at the office in New York, New York, maintained for that purpose or, at the option of the Company, by check mailed to the address of the Person entitled thereto at such Person's address as it appears on the Register or by wire transfer to the account designated to the Agent by a prior written notice by such Person delivered at least five Business Days prior to the applicable Payment Date.

                  (b) Upon the occurrence of a Termination Event, the Company's obligation to pay Contract Adjustment Payments (including any accrued Deferred Contract Adjustment Payments), if any, shall cease.

                  (c) Each Certificate delivered under this Agreement upon registration of transfer of or in exchange for or in lieu of (including as a result of a Collateral Substitution or the re-establishment of an Equity Unit) any other Certificate shall carry the rights to Contract Adjustment Payments, if any, accrued and unpaid, and to accrue Contract Adjustment Payments, if any, which were carried by the Forward Purchase Contracts underlying such other Certificates.

                  (d) Subject to Sections 5.9 and 5.10, in the case of any Equity Units or Stripped Equity Units, as the case may be, with respect to which Early Settlement or Merger Early Settlement of the underlying Forward Purchase Contract is effected on an Early Settlement Date or a Merger Early Settlement Date, respectively, or in respect of which Cash

         Settlement of the underlying Forward Purchase Contract is effected on the Business Day immediately preceding the Stock Purchase Date, or with respect to which a Collateral Substitution or an establishment or re-establishment of an Equity Units pursuant to Section 3.14 is effected, in each case on a date that is after any Record Date and on or prior to the next succeeding Payment Date, Contract Adjustment Payments on the Forward Purchase Contract underlying such Equity Units or Stripped Equity Units, as the case may be, otherwise payable on such Payment Date shall be payable on such Payment Date notwithstanding such Cash Settlement, Early Settlement, Merger Early Settlement, Collateral Substitution or establishment or re-establishment of Equity Units, and such Contract Adjustment Payments shall be paid to the Person in whose name the Certificate evidencing such Equity Units or Stripped Equity Units (or one or more Predecessor Certificates) is registered at the close of business on such Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Equity Units or Stripped Equity Units with respect to which Cash Settlement, Early Settlement, Merger Early Settlement of the underlying Forward Purchase Contract is effected on the Business Day immediately preceding the Stock Purchase Date, an Early Settlement Date or Merger Early Settlement Date, as the case may be, or with respect to which a Collateral Substitution or an establishment or re-establishment of an Equity Unit has been effected, Contract Adjustment Payments, if any, that would otherwise be payable after the Early Settlement Date, or Merger Early Settlement Date, Collateral Substitution or such establishment or re-establishment with respect to such Forward Purchase Contract shall not be payable.

         Section 5.3       DEFERRAL OF CONTRACT ADJUSTMENT PAYMENTS.

                  (a) The Company shall have the right, at any time prior to the Stock Purchase Date, to defer the payment of any or all of the Contract Adjustment Payments otherwise payable on any Payment Date, but only if the Company shall give the Holders and the Agent written notice of its election to defer each such deferred Contract Adjustment Payment (specifying the amount to be deferred) at least ten Business Days prior to the earlier of (i) the next succeeding Payment Date or (ii) the date the Company is required to give notice of the Record Date or Payment Date with respect to payment of such Contract Adjustment Payments to the NYSE or other applicable self-regulatory organization or to Holders of the Equity Units and Stripped Equity Units, but in any event not less than one Business Day prior to such Record Date. Any Contract Adjustment Payments so deferred shall, to the extent permitted by law, bear additional Contract Adjustment Payments thereon at the rate of [ ]% per year (computed on the basis of a 360-day year of 12 30-day months), compounding on each succeeding Payment Date, until paid in full (such deferred installments of Contract Adjustment Payments, if any, together with the additional Contract Adjustment Payments accrued thereon, being referred to herein as the "Deferred Contract Adjustment Payments"). Deferred Contract Adjustment Payments, if any, shall be due on the next succeeding Payment Date except to the extent that payment is deferred pursuant to this Section 5.3. No Contract Adjustment Payments may be deferred to a date that is after the Stock Purchase Date and no such deferral period may end other than on a Payment Date. If the Forward Purchase Contracts are terminated upon the occurrence of a Termination Event, the Holder's right to receive Contract Adjustment Payments, if any, and Deferred Contract Adjustment Payments, will terminate.

                  (b) In the event that the Company elects to defer the payment of Contract Adjustment Payments on the Forward Purchase Contracts until a Payment Date prior to the Stock Purchase Date, then all Deferred Contract Adjustment Payments, if any, shall be payable to the registered Holders as of the close of business on the Record Date immediately preceding such Payment Date.

                  (c) In the event that the Company elects to defer the payment of Contract Adjustment Payments on the Forward Purchase Contracts until the Stock Purchase Date, each Holder will receive on the Stock Purchase Date in lieu of a cash payment a number of shares of Common Stock (in addition to a number of shares of Common Stock equal to the Settlement
         Rate) equal to (A) the aggregate amount of Deferred Contract Adjustment Payments payable to such Holder (net of any required tax withholding on such Deferred Contract Adjustment Payment, which shall be remitted to the appropriate taxing jurisdiction) divided by (B) the Applicable Market Value.

                  (d) No fractional shares of Common Stock will be issued by the Company with respect to the payment of Deferred Contract Adjustment Payments on the Stock Purchase Date. In lieu of fractional shares otherwise issuable with respect to such payment of Deferred Contract Adjustment Payments, the Holder will be entitled to receive an amount in cash as provided in Section 5.12.

                  (e) In the event the Company exercises its option to defer the payment of Contract Adjustment Payments then, until the Deferred Contract Adjustment Payments have been paid, the Company shall not declare or pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of the Company's Common Stock other than:

                       (i) purchases,  redemptions or  acquisitions of shares of
                  Common Stock in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers or directors or a stock purchase or dividend reinvestment plan, or the satisfaction by the Company of its obligations pursuant to any contract or security outstanding on the date the Company exercises its right to defer the Contract Adjustment Payments;

                       (ii) as a result of a  reclassification  of the Company's
                  Capital Stock or the exchange or conversion of one class or series of the Company's Capital Stock for another class or series of the Company's Capital Stock; the purchase of fractional interests of the Common Stock pursuant to the conversion or exchange provisions of such Common Stock or the security being converted or exchanged;

                       (iii) dividends or distributions in any series of the Company's Common Stock (or rights to acquire Common Stock) or repurchases, acquisitions or redemptions of Common Stock in connection with the issuance or exchange of the Common Stock (or securities convertible into or exchangeable for shares of the Company's Common Stock); or

                       (iv) redemptions,  exchanges or repurchases of any rights
                  outstanding under a shareholder rights plan or the declaration or payment thereunder of a dividend or distribution of or with respect to rights in the future.

         Section 5.4       PAYMENT OF PURCHASE PRICE; REMARKETING.

                  (a) Unless a Tax Event Redemption, successful remarketing, Termination Event, Merger Early Settlement or Early Settlement has occurred, each Holder of an Equity Unit may pay in cash ("Cash Settlement") the Purchase Price for the shares of Common Stock to be purchased pursuant to a Forward Purchase Contract if such Holder notifies the Agent by use of a notice in substantially the form of Exhibit E hereto of its intention to make a Cash Settlement. Such notice shall be made on or prior to 5:00 p.m., New York City time, on the tenth Business Day immediately preceding the Stock Purchase Date. The Agent shall promptly notify the Collateral Agent of the receipt of such a notice from a Holder intending to make a Cash Settlement.

                       (i) A Holder of an Equity  Unit who has so  notified  the
                  Agent of its intention to make a Cash Settlement is required to pay the Purchase Price to the Collateral Agent prior to 11:00 a.m., New York City time, on the seventh Business Day immediately preceding the Stock Purchase Date in lawful money of the United States by certified or cashiers' check or wire transfer, in each case payable to or upon the order of the Company. Any cash received by the Collateral Agent will be paid to the Company on the Stock Purchase Date in settlement of the Forward Purchase Contract in accordance with the terms of this Agreement and the Pledge Agreement.

                       (ii) If a Holder of an Equity  Unit  fails to notify  the
                  Agent of its intention to make a Cash Settlement in accordance with this paragraph (a), the Holder shall be deemed to have consented to the disposition of the Pledged Notes pursuant to the remarketing as described in paragraph (b) below. If a Holder of an Equity Unit does notify the Agent as provided in this paragraph (a) of its intention to pay the Purchase Price in cash, but fails to make such payment as required by paragraph (a)(i) above, the Holder shall be deemed to have consented to the disposition of the Pledged Notes pursuant to the remarketing as described in paragraph 5.4 (b) below.

                  (b) (i) The Company has engaged the Remarketing  Agent to sell the Notes of (A) Holders of Equity Units, other than Holders that have elected not to participate in the remarketing pursuant to the procedures set forth in subsection (g) below, and (B) holders of Separate Notes that have elected to participate in the remarketing pursuant to the procedures set forth in Section 4.5(d) of the Pledge Agreement. On the seventh Business Day prior to the Remarketing Date or the first day of any subsequent Remarketing Period, the Agent shall give Holders of Equity Units and holders of Separate Notes notice of the remarketing (the form of which notice to be provided by the Company) in a daily newspaper in the English language of general circulation in The City of New York, which is expected to be The Wall Street Journal, including the specific U.S. Treasury security or securities (including the CUSIP number and/or the principal terms of such Treasury security or securities) described in subsection (g) below, that must be delivered by Holders of Equity Units that elect not to participate in the remarketing pursuant to subsection (g) below, no later than 10:00 a.m., New York City time, on the fourth Business Day preceding the Remarketing Date or the first day of any Subsequent Remarketing Period, as applicable. The Agent shall notify, by 10:00 a.m., New York City time, on the third Business Day preceding the Remarketing Date or the first day of any subsequent Remarketing Period, as applicable, the Remarketing Agent and the Collateral Agent of the aggregate number of Notes of Equity Units Holders to be remarketed. On the third Business Day immediately preceding the Remarketing Date or the first day of any subsequent Remarketing Period, as applicable, no later than by 10:00 a.m. New York City time, pursuant to the terms of the Pledge Agreement, the Custodial Agent will notify the Remarketing Agent of the aggregate number of Separate Notes to be remarketed. On the third Business Day immediately preceding the Remarketing Date or the first day of any subsequent Remarketing Period, as applicable, the Collateral Agent and the Custodial Agent, pursuant to the terms of the Pledge Agreement, will deliver for remarketing to the Remarketing Agent all Notes to be remarketed.

                  (c) Upon receipt of such notice from the Agent and the Custodial Agent and such Notes from the Collateral Agent and the Custodial Agent, the Remarketing Agent will, on the Remarketing Date, use its commercially reasonable best efforts to (i) establish a rate of interest that, in the opinion of the Remarketing Agent, will, when applied to the outstanding Notes (assuming, even if not true, that all of the Notes are included in the remarketing), enable the then current aggregate market value of the Notes to have a value equal to approximately 100.25% of the Remarketing Value as of the Remarketing Date or as of any Subsequent Remarketing Date, as the case may be (the "Reset Rate") and (ii) sell such Notes on such date at a price equal to 100.25% of the Remarketing Value.

                  (d) The Remarketing Agent will use the proceeds from a successful remarketing to purchase the appropriate U.S. Treasury securities (the "Agent-purchased Treasury Consideration") with the CUSIP numbers, if any, selected by the Remarketing Agent, described in clauses (1) and (2) of the definition of Remarketing Value related to the Notes of Holders of Equity Units or that were remarketed. On or prior to the third Business Day following the Remarketing Date or any Subsequent Remarketing Date the Remarketing Agent shall deliver such Agent-purchased Treasury Consideration to the Agent, which shall thereupon deliver such Agent-purchased Treasury Consideration to the Collateral Agent. The Collateral Agent, for the benefit of the Company, will thereupon apply such Agent-purchased Treasury Consideration, in accordance with the Pledge Agreement, to secure such Holders' obligations under the Forward Purchase Contracts. The Remarketing Agent will deduct as a remarketing fee an amount not exceeding 25 basis points (0.25%) of the total proceeds from the remarketing (the "Remarketing Fee"). The Remarketing Agent will remit (1) the portion of the proceeds from the remarketing attributable to the Separate Notes to the Custodial Agent for the benefit of the holders of Separate Notes that were remarketed and (2) the remaining portion of the proceeds, less those proceeds used to purchase the Agent-purchased Treasury Consideration, to the Agent for payment to the Holders of the Equity Units that were remarketed, all determined on a pro rata basis, in each case, on or prior to the third Business Day following such Remarketing Date or Subsequent Remarketing Date. Holders whose Notes are so remarketed will not otherwise be responsible for the payment of any Remarketing Fee in connection therewith.

                  (e) (i) If, in spite of using its commercially reasonable best efforts, the Remarketing Agent cannot establish the Reset Rate remarket the Notes included in the remarketing at a price equal to approximately 100.25% of the Remarketing Value, the Remarketing Agent will again attempt to establish the Reset Rate and remarket the Notes included in the remarketing at a price equal to approximately 100.25% of the Remarketing Value on each of the two immediately following Business Days. If the Remarketing Agent cannot remarket the Notes included in the remarketing at a price equal to approximately 100.25% of the Remarketing Value on either of those days, it will attempt to establish the Reset Rate and remarket the Notes included in the remarketing at a price equal to approximately 100.25% of the Remarketing Value on each of the three Business Days immediately preceding [ ]. If the Remarketing Agent cannot establish the Reset Rate and remarket the Notes included in the remarketing at a price equal to approximately 100.25% of the Remarketing Value either on any of the two Business Days immediately following the Remarketing Date or on any of the three Business Days immediately preceding [ ], the remarketing in each period will be deemed to gave failed (each, a "Failed Remarketing"). If the Remarketing Agent cannot establish the Reset Rate and remarket the Notes included in the remarketing at a price equal to approximately 100.25% of the Remarketing Value on any of the three Business Days immediately preceding [ ], the Remarketing Agent will further attempt to establish the Reset Rate and remarket the Notes included in the remarketing at a price equal to approximately 100.25% of the
         Remarketing Value on each of the three Business Days immediately preceding [ ]. If, in spite of using its commercially reasonable best efforts, the Remarketing Agent fails to remarket the Notes underlying the Equity Units at a price equal to approximately 100.25%, but not less than 100%, of the Remarketing Value in accordance with the terms of the Pledge Agreement by 4:00 p.m., New York City time, on the third Business Day immediately preceding the Stock Purchase Date, a "Last Failed Remarketing" will be deemed to have occurred.

                       (ii) Within three  Business Days following the end of the
                  Last Failed Remarketing, the Remarketing Agent shall return any Notes delivered to it to the Collateral Agent. The Collateral Agent, for the benefit of the Company, may exercise its rights as a secured party with respect to such Notes, including those actions specified in Section 5.4(f) below, and the Holders of Equity Units, by their acceptance of the Equity Units shall be deemed to have agreed to such exercise by the Collateral Agent in such case; provided, that if upon the Last Failed Remarketing, the Collateral Agent delivers any Notes to the Company in full satisfaction of the Holder's obligation under the related Forward Purchase Contracts, any accumulated and unpaid interest on such Notes will become payable by the Company to the Agent for payment to the Holder of the Equity Units to which such Notes relate. Such payment will be made by the Company on or prior to 11:00 a.m., New York City time, on the Stock Purchase Date in lawful money of the United States by certified or cashier's check or wire transfer in immediately available funds payable to or upon the order of the Agent. The Company will publish notice by means of Bloomberg and Reuters newswires of any Remarketing Period during which no successful remarketing occurred, such notice to be published not later than the fourth Business Day following the end of such Remarketing Period. The Company will cause a notice of the Last Failed Remarketing to be published on the fourth Business Day following the date of the Last Failed Remarketing in a daily newspaper in the English language of general circulation in The City of New York, which is expected to be The Wall Street Journal.

(f) With respect to any Notes which constitute part of Equity Units which are subject to the Last Failed Remarketing, the Collateral Agent for the benefit of the Company reserves all of its rights as a secured party with respect thereto and, subject to applicable law and Section
         5.4 (j) below, may, among other things, permit the Company to cause the Notes to be sold or to retain and cancel such Notes, in either case, in full satisfaction of the Holders' obligations under the Forward Purchase Contracts and the Holders of the Equity Units, by their acceptance of the Equity Units shall be deemed to have agreed to such action by the Collateral Agent.

                  (g) A Holder of Equity Units may elect not to  participate  in the remarketing and retain the Notes underlying such Equity Units by notifying the Agent of such election and delivering the specific U.S. Treasury security or securities (including the CUSIP number and/or the principal terms of such security or securities) identified by the Agent that constitute the U.S. Treasury securities described in clauses (1) and (2) of the definition of Remarketing Value relating to the retained Notes (as if only such Notes were being remarketed) (the "Opt-out Treasury Consideration") to the Agent not later than 10:00 a.m. on the fourth Business Day prior to the Remarketing Date (or, in the case of a Failed Remarketing, not later than 10:00 a.m. on the fourth Business Day immediately prior to the subsequent Remarketing Period). Upon receipt thereof by the Agent, the Agent shall deliver such Opt-out Treasury Consideration to the Collateral Agent, which will, for the benefit of the Company, thereupon apply such Opt-out Treasury Consideration to secure such Holder's obligations under the Forward Purchase Contracts. On the first Business Day immediately preceding the Remarketing Date (or, in the case of a Failed Remarketing, the subsequent Remarketing Period), the Collateral Agent, pursuant to the terms of the Pledge Agreement, will deliver the Pledged Notes of such Holder to the Agent. Within three Business Days following any Remarketing Period, (A) if the remarketing was successful, the Agent shall distribute such Notes to the Holders thereof, and (B) if there was a Failed Remarketing, the Agent will deliver such Notes to the Collateral Agent, which will, for the benefit of the Company, thereupon apply such Notes to secure such Holders' obligations under the Forward Purchase Contracts and return the Opt-out Treasury Consideration delivered by such Holders to such Holders. A Holder that does not so deliver the Opt-out Treasury Consideration pursuant to this clause (g) shall be deemed to have elected to participate in the remarketing.

                  (h) Upon the maturity of the Pledged Treasury Securities underlying the Stripped Equity Units and the Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be, underlying the Equity Units, on the Stock Purchase Date, the Collateral Agent shall remit to the Company an amount equal to the aggregate Purchase Price applicable to such Units, as payment for the Common Stock issuable upon settlement thereof without receiving any instructions from the Holders of such Units. In the event the payments in respect of the Pledged Treasury Securities, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio underlying a Unit are in excess of the Purchase Price under the Forward Purchase Contract being settled thereby, the Collateral Agent will distribute such excess to the Agent for the benefit of the Holder of such Units when received.

                       (i) Any  distribution  to  Holders  of  excess  funds and
                  interest described in Section 5.4(c) and (d) above shall be payable at the Office of the Agent in The City of New York maintained for that purpose or, at the option of the Holder or the holder of Separate Notes, as applicable, by check mailed to the address of the Person entitled thereto at such address as it appears on the relevant Register or by wire transfer to an account specified by the Holder or the holder of Separate Notes, as applicable.

                       (j) The  obligations  of each Holder to pay the  Purchase
                  Price are non-recourse obligations and except to the extent paid by Cash Settlement, Early Settlement or Merger Early
                  Settlement, are payable solely out of the proceeds of any Collateral pledged to secure the obligations of the Holder, and in no event will any Holder be liable for any deficiency between such proceeds and the Purchase Price.

                       (k) Notwithstanding  anything to the contrary herein, the
                  Company shall not be obligated to issue any Common Stock in respect of a Forward Purchase Contract or deliver any certificates therefor to the Holder of the related Equity Units or Stripped Equity Units, as the case may be, unless the Company shall have received payment in full for the shares of Common Stock to be purchased thereunder by such Holder in the manner herein set forth.

                       (l) In the event of a successful remarketing, the interest rate on all of the outstanding Notes (whether or not included in the remarketing) shall be adjusted to the Reset Rate.

         Section 5.5       ISSUANCE OF SHARES OF COMMON STOCK.

         Unless a Termination Event shall have occurred on or prior to the Stock Purchase Date or an Early Settlement or a Merger Early Settlement shall have occurred with respect to all of the outstanding Units, on the Stock Purchase Date, upon its receipt of payment for the shares of Common Stock purchased by the Holders pursuant to the provisions of this Article and subject to Section 5.4, the Company shall issue and deposit with the Agent, for the benefit of the Holders of the Outstanding Units, one or more certificates or book-entry interests representing the newly issued shares of Common Stock registered in the name of the Agent (or its nominee) as custodian for the Holders (such certificates or book-entry interests for shares of Common Stock, together with any dividends or distributions for which a record date and payment date for such dividend or distribution has occurred after the Stock Purchase Date, being hereinafter referred to as the "Forward Purchase Contract Settlement Fund") to which the Holders are entitled hereunder. Subject to the foregoing, upon surrender of a Certificate to the Agent on or after the Stock Purchase Date, together with settlement instructions thereon duly completed and executed, the Holder of such Certificate shall be entitled to receive in exchange therefor a certificate or book-entry interest representing that number of whole shares of Common Stock which such Holder is entitled to receive pursuant to the provisions of this Article V (after taking into account all Equity Units and Stripped Equity Units then held by such Holder) together with cash in lieu of fractional shares as provided in Section 5.12 and any dividends or distributions with respect to such shares constituting part of the Forward Purchase Contract Settlement Fund, but without any interest thereon, and the Certificate so surrendered shall forthwith be cancelled. Such shares shall be registered in the name of the Holder or the Holder's designee as specified in the settlement instructions provided by the Holder to the Agent. If any shares of Common Stock issued in respect of a Forward Purchase Contract are to be registered to a Person other than the Person in whose name the Certificate evidencing such Forward Purchase Contract is registered, no such registration shall be made unless the Person requesting such registration has paid any transfer and other taxes required by reason of such registration in a name other than that of the registered Holder of such Certificate or has established to the satisfaction of the Company that such tax either has been paid or is not payable.

        Section 5.6       ADJUSTMENT OF SETTLEMENT RATE.

                  (a)  Adjustments for Dividends,  Distributions,  Stock Splits,
         Etc.

                            (1) STOCK  DIVIDENDS.  In case the Company shall pay
                        or make a dividend or other distribution on the Common Stock in Common Stock, the Settlement Rate or Early Settlement Rate, as applicable, as in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be increased by dividing such Settlement Rate or Early Settlement Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (1), the number of shares of Common Stock at the time outstanding shall not include shares held in the treasury of the Company but shall include any shares issuable in respect of any scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

                            (2) STOCK PURCHASE RIGHTS. In case the Company shall
                        issue rights, options or warrants to all holders of its Common Stock (not being available on an equivalent basis to Holders of the Equity Units and Stripped Equity Units upon settlement of the Forward Purchase Contracts underlying such Equity Units and Stripped Equity Units) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights, options or warrants (other than pursuant to a dividend reinvestment, share purchase or similar plan), the Settlement Rate or Early Settlement Rate, as applicable, in effect at the opening of business on the day following the date fixed for such determination shall be increased by dividing such Settlement Rate or Early Settlement Rate, as applicable, by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price and the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include any shares issuable in respect of any scrip certificates issued in lieu of fractions of shares of Common Stock. The Company shall not issue any such rights, options or warrants in respect of shares of Common Stock held in the treasury of the Company.

                            (3) STOCK SPLITS; REVERSE SPLITS. In case outstanding shares of Common Stock shall be subdivided or split into a greater number of shares of Common Stock, the Settlement Rate or Early Settlement Rate, as applicable, in effect at the opening of business on the day following the day upon which such subdivision or split becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Settlement Rate or Early Settlement Rate, as applicable, in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision, split or combination becomes effective.

                            (4) DEBT OR ASSET DISTRIBUTIONS. (i) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness or assets (including securities, but excluding any rights or warrants referred to in paragraph (2) of this Section, any dividend or distribution paid exclusively in cash and any dividend, shares of capital stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit in the case of a Spin-Off referred to in the next paragraph, or distribution referred to in paragraph (1) of this Section), the Settlement Rate or Early Settlement Rate, as applicable, shall be adjusted so that the same shall equal the rate determined by dividing the Settlement Rate or Early Settlement Rate, as applicable, in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the Current Market Price per share of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator of which shall be such Current Market Price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution. In any case in which this paragraph (4) is applicable, paragraph (2) of this Section shall not be applicable.

                       (ii) In the case of a Spin-Off,  the  Settlement  Rate or
                  Early Settlement Rate, as applicable, in effect immediately before the close of business on the record date fixed for determination of stockholders entitled to receive that distribution will be increased by multiplying the Settlement Rate or Early Settlement Rate, as applicable, by a fraction, the numerator of which is the Current Market Price per share of the Common Stock plus the Fair Market Value of the portion of those shares of Capital Stock or similar equity interests so distributed applicable to one share of Common Stock and the denominator of which is the Current Market Price per share of the Common Stock. Any adjustment to the Settlement Rate or Early Settlement Rate under this paragraph 4(ii) will occur at the earlier of (1) the tenth Trading Day from, and including, the effective date of the Spin-Off and (2) the date of the securities being offered in the Initial Public Offering of the Spin-Off, if that Initial Public Offering is effected simultaneously with the Spin-Off.

                            (1) CASH  DISTRIBUTIONS.  In case the Company shall,
                       (i) by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed in a Reorganization Event to which Section 5.6(b) applies or as part of a distribution referred to in paragraph (4) of this Section) in an aggregate amount that, combined together with (ii) the aggregate amount of any other distributions to all holders of its Common
                       Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this paragraph
                       (5) or  paragraph  (6) of this  Section has been made and
                       (iii) the aggregate of any cash plus the fair market value as of the date of the expiration of the tender or exchange offer referred to below (as determined by the Board of Directors, whose determination shall be conclusive  and  described  in  a  Board  Resolution)  of
                       consideration payable in respect of any tender or exchange offer by the Company or any of its subsidiaries for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of the distribution described in clause (i) above and in respect of which no adjustment pursuant to this paragraph (5) or paragraph (6) of this Section has been made, exceeds 15% of the product of the Current Market Price per share of the Common Stock on the date for the determination of holders of shares of Common Stock entitled to receive such distribution times the number of shares of Common Stock outstanding on such date, then, and in each such case, immediately after the close of business on such date for determination, the Settlement Rate or Early Settlement Rate, as applicable, shall be increased so that the same shall equal the rate determined by dividing the Settlement Rate or Early Settlement Rate, as applicable, in effect immediately prior to the close of business on the date fixed for determination of the stockholders entitled to receive such distribution by a fraction (A) the numerator of which shall be equal to the Current Market Price per share of the Common Stock on the date fixed for such determination less an amount equal to the quotient of (x) the combined amount distributed or payable in the transactions described in clauses (i), (ii) and (iii) above and (y) the number of shares of Common Stock outstanding on such date for determination and (B) the denominator of which shall be equal to the Current Market Price per share of the Common Stock on such date for determination.

                            (2) TENDER OFFERS.  In case (i) a tender or exchange
                       offer made by the Company or any subsidiary of the Company for all or any portion of the Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of Purchased Shares) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) that combined together with (ii) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the expiration of such tender or exchange offer, of consideration payable in respect of any other tender or exchange offer, by the Company or any subsidiary of the Company for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to paragraph (5) of this Section or this paragraph (6) has been made and
                       (iii) the aggregate amount of any distributions to all holders of the Company's Common Stock made exclusively in cash within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to paragraph (5) of this Section or this paragraph (6) has been made, exceeds 15% of the product of the Current Market Price per share of the Common Stock as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender or exchange offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Settlement Rate or Early Settlement Rate, as applicable, shall be adjusted so that the same shall equal the rate determined by dividing the Settlement Rate or Early Settlement Rate, as applicable, immediately prior to the close of business on the date of the Expiration Time by a fraction (A) the numerator of which shall be equal to (x) the product of (I) the Current Market Price per share of the Common Stock on the date of the Expiration Time and (II) the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time less (y) the amount of cash plus the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the transactions described in clauses (i), (ii) and (iii) above (assuming in the case of clause (i) the acceptance, up to any maximum specified in the terms of the tender or exchange offer, of Purchased Shares), and (B) the denominator of which shall be equal to the product of (x) the Current Market Price per share of the Common Stock as of the Expiration Time and (y) the number of shares of Common Stock outstanding (including any tendered shares) as of the Expiration Time less the number of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares").

                            (3) RECLASSIFICATION. The reclassification of Common
                       Stock into securities including securities other than Common Stock (other than any reclassification upon a Reorganization Event to which Section 5.6(b) applies) shall be deemed to involve (i) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and the "date fixed for such determination" within the meaning of paragraph (4) of this Section), and (ii) a subdivision, split or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common
                       Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision or split becomes effective" or "the day upon which such combination becomes effective," as the case may be, and "the day upon which such subdivision, split or combination becomes effective" within the meaning of paragraph (3) of this Section).

                            (4) "CURRENT  MARKET  PRICE".  The  "Current  Market
                       Price" of the Common Stock means (a) on any day the average of the Sales Prices for the 5 consecutive Trading Days preceding the earlier of the day preceding the day in question and the day before the "ex date" with respect to the issuance or distribution requiring computation,
                       (b) in the case of any Spin-Off that is effected simultaneously with an Initial Public Offering of the securities being distributed in the Spin-Off, the Sale Price of the Common Stock on the Trading Day on which the Initial Public Offering price of the securities being distributed in the Spin-Off is determined, and (c) in the case of any other Spin-Off, the average of the Sale Prices of the Common Stock over the first 10 Trading Days after the effective date of such Spin-Off. For purposes of this paragraph, the term "ex date," when used with respect to any issuance or distribution, shall mean the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market without the right to receive such issuance or distribution.

                            (5) CALCULATION OF  ADJUSTMENTS.  All adjustments to
                       the Settlement Rate or Early Settlement Rate, as applicable, shall be calculated to the nearest 1/10,000th of a share of Common Stock (or if there is not a nearest

                       1/10,000th of a share to the next lower 1/10,000th of a share). No adjustment in the Settlement Rate or Early Settlement Rate, as applicable, shall be required unless such adjustment would require

                            (6) an  increase or decrease of at least one percent
                       therein; provided, that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment. If an adjustment is made to the Settlement Rate or Early Settlement Rate, as applicable, pursuant to paragraph (1), (2), (3), (4), (5), (6), (7) or (10) of this Section 5.6(a), an adjustment shall also be made to the Applicable Market Value solely to determine which of clauses (i), (ii) or (iii) of the definition of Settlement Rate or Early Settlement Rate, as applicable, in Section 5.1(a) will apply on the Stock Purchase Date. Such adjustment shall be made by multiplying the Applicable Market Value by a fraction, the numerator of which shall be the Settlement Rate or Early Settlement Rate, as applicable, immediately after such adjustment pursuant to paragraph (1), (2), (3), (4), (5), (6), (7)
                       or (10) of this Section 5.6(a) and the denominator of which shall be the Settlement Rate or Early Settlement Rate, as applicable, immediately before such adjustment; provided, that if such adjustment to the Settlement Rate or Early Settlement Rate, as applicable, is required to be made pursuant to the occurrence of any of the events contemplated by paragraph (1), (2), (3), (4), (5), (7) or
                       (10) of this Section 5.6(a) during the period taken into consideration for determining the Applicable Market Value, appropriate and customary adjustments shall be made to the Settlement Rate or Early Settlement Rate, as applicable.

                            (7) INCREASE OF SETTLEMENT RATE. The Company may make such increases in the Settlement Rate or Early
                       Settlement Rate, as applicable, in addition to those required by this Section, as it considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reasons.

                  (b)   ADJUSTMENT   FOR   CONSOLIDATION,    MERGER   OR   OTHER
         REORGANIZATION EVENT.

                    In the event of

                            (1) any  consolidation or merger of the Company with
                       or  into   another   Person   (other  than  a  merger  or
                       consolidation in which the Company is the continuing corporation and in which the Common Stock outstanding immediately prior to the merger or consolidation is not exchanged for cash, securities or other property of the Company or another corporation),

                            (2) any  sale,  transfer,  lease  or  conveyance  to
                       another Person of the property of the Company as an entirety or substantially as an entirety,

                            (3) any  statutory  exchange  of  securities  of the
                       Company with another Person (other than in connection with a merger or acquisition), or

                            (4) any  liquidation,  dissolution  or winding up of
                       the Company other than as a result of or after the occurrence of a Termination Event (any such event, a "Reorganization Event"),

each share of Common Stock covered by each Forward Purchase Contract forming a part of a Equity Units or Stripped Equity Units, as the case may be, immediately prior to such Reorganization Event shall, after such Reorganization Event, be converted for purposes of the Forward Purchase Contract into the kind and amount of securities, cash and other property receivable in such Reorganization Event (without any interest thereon, and without any right to dividends or distributions thereon which have a record date that is prior to the Stock Purchase Date) per share of Common Stock by a holder of Common Stock that (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (any such Person, a "Constituent Person"), or an Affiliate of a Constituent Person to the extent such Reorganization Event provides for different treatment of Common Stock held by Affiliates of the Company and non-Affiliates, and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such Reorganization Event (provided that if the kind or amount of securities, cash and other property receivable upon such Reorganization Event is not the same for each share of Common Stock held immediately prior to such Reorganization Event by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-electing Share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such Reorganization Event by each Non-electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-electing Shares). On the Stock Purchase Date, the Settlement Rate then in effect will be applied to the value on the Stock Purchase Date of such securities, cash or other property. In the event of such a Reorganization Event, the Person formed by such consolidation, merger or exchange or the Person which acquires the assets of the Company or, in the event of a liquidation or dissolution of the Company, the Company or a liquidating trust created in connection therewith, shall execute and deliver to the Agent an agreement supplemental hereto providing that the Holder of each Outstanding Units shall have the rights provided by this Section 5.6. Such supplemental agreement shall provide for adjustments which, for events subsequent to the effective date of such supplemental agreement, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section. The above provisions of this Section shall similarly apply to successive Reorganization Events.

         Section 5.7       NOTICE OF ADJUSTMENTS AND CERTAIN OTHER EVENTS.

                  (a) Whenever the Settlement Rate or Early Settlement Rate, as applicable, is adjusted as herein provided, the Company shall:

                       (i) forthwith compute the Settlement Rate or Early Settlement Rate, as applicable, and the Applicable Market Value in accordance with Section 5.6 and prepare and transmit to the Agent an Officer's Certificate setting forth the Settlement Rate and the Applicable Market Value, the method of calculation thereof in reasonable detail, and the facts requiring such adjustment and upon which such adjustment is based; and

                       (ii) as soon as  practicable  following the occurrence of
                  an event that requires an adjustment to the Settlement Rate or Early Settlement Rate, as applicable, pursuant to Section 5.6 (or if the Company is not aware of such occurrence, as soon as practicable after becoming so aware), provide a written notice to the Holders of the Equity Units and Stripped Equity Units of the occurrence of such event and a statement in reasonable detail setting forth the method by which the adjustment to the Settlement Rate or Early Settlement Rate, as applicable, and the Applicable Market Value was determined and setting forth the adjusted Settlement Rate or Early Settlement Rate, as applicable, and the Applicable Market Value.

                  (b) The Agent shall not at any time be under any duty or responsibility to any Holder of Equity Units and Stripped Equity Units to determine whether any facts exist which may require any adjustment of the Settlement Rate or Early Settlement Rate, as applicable, and the Applicable Market Value, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed in making the same. The Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered with respect to any Forward Purchase Contract; and the Agent makes no representation with respect thereto. The Agent shall not be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock pursuant to a Forward Purchase Contract or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article.

         Section 5.8       TERMINATION EVENT; NOTICE.

         The Forward Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including the rights and obligations of Holders to purchase Common Stock, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Agent or the Company, if, on or prior to the Stock Purchase Date, a Termination Event shall have occurred. Upon and after the occurrence of a Termination Event, the Equity Units shall thereafter represent the right to receive the Notes or the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, forming a part of such Equity Units, and the Stripped Equity Units shall thereafter represent the right to receive the Treasury Securities forming a part of such Stripped Equity Units, in each case in accordance with the provisions of Section 4.3 of the Pledge Agreement. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Agent, the Collateral Agent and to the Holders, at their addresses as they appear in the applicable Register.

         Section 5.9       EARLY SETTLEMENT.

                  (a) Subject to and upon compliance with the provisions of this
         Section 5.7, Forward Purchase Contracts underlying Equity Units or Stripped Equity Units having an aggregate Stated Amount equal to $1,000 or an integral multiple thereof, may, at the option of the Holder thereof, be settled early ("Early Settlement") on or prior to 10:00 a.m. on the seventh Business Day immediately preceding the Stock Purchase Date. In order to exercise the right to effect Early Settlement with respect to any Forward
         Purchase Contracts, the Holder of the Certificate evidencing the related Equity Units or Stripped Equity Units, as the case may be, shall deliver such Certificate to the Agent at the Corporate Trust Office duly endorsed for transfer to the Company or in blank with the form of Election to Settle Early on the reverse thereof duly completed and accompanied by payment payable to the Company in immediately available funds in an amount (the "Early Settlement Amount") equal to
         (A) the product of (i) the Stated Amount of such Equity Units or Stripped Equity Units, as the case may be, multiplied by (ii) the number of Forward Purchase Contracts with respect to which the Holder has elected to effect Early Settlement, plus (B) if such delivery is made with respect to any Forward Purchase Contracts during the period from the close of business on any Record Date next preceding any Payment Date to the opening of business on such Payment Date, an amount equal to the Contract Adjustment Payments, if any, payable on such Payment Date with respect to such Forward Purchase Contracts; provided that no payment shall be required pursuant to clause (B) of this sentence if the Company shall have elected to defer the Contract Adjustment Payments that would otherwise be payable on such Payment Date and further provided that, at that time, if so required by the United States federal securities laws, a registration statement is in effect and a prospectus is available covering the shares of the Common Stock of the Company to be delivered in respect of the Forward Purchase Contracts being settled. Except as provided in the immediately preceding sentence and subject to Section 5.2(d), no payment or adjustment shall be made upon Early Settlement of any Forward Purchase Contract on any Contract Adjustment Payments accrued on such Forward Purchase Contract or on account of any dividends on the Common Stock issued upon such Early Settlement. If the foregoing requirements are first satisfied with respect to Forward Purchase Contracts underlying any Equity Units or Stripped Equity Units, as the case may be, at or prior to 5:00 p.m., New York City time, on a Business Day, such day shall be the "Early Settlement Date" with respect to such Equity Units or Stripped Equity Units, as the case may be, and if such requirements are first satisfied after 5:00 p.m., New York City time, on a Business Day or on a day that is not a Business Day, the "Early Settlement Date" with respect to such Equity Units or Stripped Equity Units, as the case may be, shall be the next succeeding Business Day.

                  (b) Upon Early Settlement of any Forward Purchase Contract by the Holder of the related Equity Units or Stripped Equity Units, as the case may be, the Company shall issue, and the Holder shall be entitled to receive, [ ] shares of Common Stock on account of such Forward Purchase Contract (the "Early Settlement Rate"). The Early Settlement Rate shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted. As promptly as practicable after Early Settlement of Forward Purchase Contracts in accordance with the provisions of this Section 5.9, the Company shall issue and shall deliver to the Agent at the Corporate Trust Office a certificate or certificates or book entry interest for the full number of shares of Common Stock issuable upon such Early Settlement together with payment in lieu of any fraction of a share, as provided in Section 5.12.

                  (c) No later than the third Business Day after the applicable Early Settlement Date the Company shall cause (i) the shares of Common Stock issuable upon Early Settlement of Forward Purchase Contracts to be issued and delivered, and (ii) the related Pledged Notes or Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, in the case of Equity Units, or the related Pledged Treasury Securities, in the case of Stripped Equity Units, to be released from the Pledge by the Collateral Agent and transferred, in each case, to the Agent for delivery to the Holder thereof or the Holder's designee.

                  (d) Upon Early Settlement of any Forward Purchase Contracts, and subject to receipt of shares of Common Stock from the Company and the Pledged Notes, Pledged Treasury Consideration, Pledged Applicable Ownership Interest in the Treasury Portfolio, or Pledged Treasury Securities, as the case may be, from the Collateral Agent, as applicable, the Agent shall, in accordance with the instructions provided by the Holder thereof on the applicable form of Election to Settle Early on the reverse of the Certificate evidencing the related Equity Units or Stripped Equity Units, as the case may be,, (i)
         transfer to the Holder the Pledged Notes, Pledged Treasury Consideration, Pledged Applicable Ownership Interest in the Treasury Portfolio, or Pledged Treasury Securities, as the case may be, forming a part of such Equity Units or Stripped Equity Units, as the case may be,, and (ii) deliver to the Holder a certificate or certificates or book-entry interest for the full number of shares of Common Stock issuable upon such Early Settlement together with payment in lieu of any fraction of a share, as provided in Section 5.11.

                  (e) In the event that Early Settlement is effected with respect to Forward Purchase Contracts underlying less than all the Equity Units or Stripped Equity Units, as the case may be, evidenced by a Certificate, upon such Early Settlement the Company shall execute and the Agent shall authenticate, execute on behalf of the Holder thereof and deliver to the Holder thereof, at the expense of the Company, a Certificate evidencing the Equity Units or Stripped Equity Units, as the case may be, as to which Early Settlement was not effected.

         Section 5.10      EARLY SETTLEMENT UPON MERGER.

                  (a) In the event of a merger or consolidation of the Company of the type described in clause (1) of Section 5.6(b) in which the Common Stock outstanding immediately prior to such merger or consolidation is exchanged for consideration consisting of at least 30% cash or cash equivalents (any such event a "Cash Merger"), then the Company (or the successor to the Company hereunder) shall be required to offer the Holder of each Equity Units or Stripped Equity Units, as the case may be, the right to settle the Forward Purchase Contract underlying such Equity Units or Stripped Equity Units, as the case may be, prior to the Stock Purchase Date ("Merger Early Settlement") as provided herein. On or before the fifth Business Day after the consummation of a Cash Merger, the Company or, at the request and expense of the Company, the Agent, shall give all Holders notice of the occurrence of the Cash Merger and of the right of Merger Early Settlement arising as a result thereof. The Company shall also deliver a copy of such notice to the Agent and the Collateral Agent.

                   Each such notice shall contain:

                       (i) the  date,  which  shall be not less than 20 nor more
                  than 30 calendar days after the date of such notice, on which the Merger Early Settlement will be effected (the "Merger Early Settlement Date");

                       (ii) the  date,  which  shall be on or one  Business  Day
                  prior to the Merger Early Settlement Date, by which the Merger Early Settlement right must be exercised;

                       (iii) the  Settlement  Rate in effect as a result of such
                  Cash Merger and the kind and amount of securities, cash and other property receivable by the Holder upon settlement of each Forward Purchase Contract pursuant to Section 5.6(b);

                       (iv) a  statement  to the effect that all or a portion of
                  the Purchase Price payable by the Holder to settle the Forward Purchase Contract will be offset against the amount of cash so receivable upon exercise of Merger Early Settlement, as applicable; and

                       (v) the instructions a Holder must follow to exercise the
                  Merger Early Settlement right.

                  (b) To exercise a Merger Early Settlement right, a Holder shall deliver to the Agent at the Corporate Trust Office on or before 5:00 p.m., New York City time on the date specified in the notice the Certificate(s) evidencing the Equity Units or Stripped Equity Units, as the case may be, with respect to which the Merger Early Settlement right is being exercised duly endorsed for transfer to the Company or in blank with the form of Election to Settle Early on the reverse thereof duly completed and accompanied by payment payable to the Company in immediately available funds in an amount equal to the Early Settlement Amount less the amount of cash that otherwise would be deliverable by the Company or its successor upon settlement of the Forward Purchase Contract in lieu of Common Stock pursuant to Section 5.4(b) and as described in the notice to Holders (the "Merger Early Settlement Amount").

                  (c) On the Merger Early Settlement Date, the Company shall deliver or cause to be delivered (i) the net cash, securities and other property to be received by such exercising Holder, equal to the Settlement Rate as adjusted pursuant to Section 5.6, in respect of the number of Forward Purchase Contracts for which such Merger Early Settlement right was exercised, and (ii) the related Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, in the case of Equity Units, or Pledged Treasury Securities, in the case of Stripped Equity Units, to be released from the Pledge by the Collateral Agent and transferred, in each case, to the Agent for delivery to the Holder thereof or its designee. In the event a Merger Early Settlement right shall be exercised by a Holder in accordance with the terms hereof, all references herein to the Stock Purchase Date shall be deemed to refer to such Merger Early Settlement Date.

                  (d) Upon Merger Early Settlement of any Forward Purchase Contracts, and subject to receipt of such net cash, securities or other property from the Company and the Pledged Notes, Pledged Treasury Consideration, Pledged Applicable Ownership Interest in the

         Treasury Portfolio or Pledged Treasury Securities, as the case may be, from the Collateral Agent, as applicable, the Agent shall, in accordance with the instructions provided by the Holder thereof on the applicable form of Election to Settle Early on the reverse of the Certificate evidencing the related Equity Units or Stripped Equity Units, as the case may be,, (i) transfer to the Holder the Pledged Notes, Pledged Treasury Consideration, Pledged Applicable Ownership Interest in the Treasury Portfolio, or Pledged Treasury Securities, as the case may be, forming a part of such Equity Units or Stripped Equity Units, as the case may be,, and (ii) deliver to the Holder such net cash, securities or other property issuable upon such Merger Early Settlement together with payment in lieu of any fraction of a share, as provided in Section 5.12.

                  (e) In the event that Merger Early Settlement is effected with respect to Forward Purchase Contracts underlying less than all the Equity Units or Stripped Equity Units, as the case may be, evidenced by a Certificate, upon such Merger Early Settlement the Company (or the successor to the Company hereunder) shall execute and the Agent shall authenticate, execute on behalf of the Holder thereof and deliver to the Holder thereof, at the expense of the Company, a Certificate evidencing the Equity Units or Stripped Equity Units, as the case may be, as to which Merger Early Settlement was not effected.

         Section 5.11      CHARGES AND TAXES.

         The Company will pay all stock transfer and similar taxes attributable to the initial issuance and delivery of the shares of Common Stock pursuant to the Forward Purchase Contracts and in payment of any Deferred Contract Adjustment Payments; provided, that the Company shall not be required to pay any such tax or taxes which may be payable in respect of any exchange of or substitution for a Certificate evidencing Equity Units or Stripped Equity Units or any issuance of a share of Common Stock in a name other than that of the registered Holder of a Certificate surrendered in respect of the Equity Units and Stripped Equity Units evidenced thereby, other than in the name of the Agent, as custodian for such Holder, and the Company shall not be required to issue or deliver such share certificates or book-entry interest in Common Stock or Certificates unless and until the Person or Persons requesting the transfer or issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         Section 5.12      NO FRACTIONAL SHARES.

         No fractional shares or scrip representing fractional shares of Common Stock shall be issued or delivered upon settlement on the Stock Purchase Date or upon Early Settlement or Merger Early Settlement of any Forward Purchase Contracts. If Certificates evidencing more than one Forward Purchase Contract shall be surrendered for settlement at one time by the same Holder, the number of full shares of Common Stock which shall be delivered upon settlement shall be computed on the basis of the aggregate number of Forward Purchase Contracts evidenced by the Certificates so surrendered. Instead of any fractional share of Common Stock which would otherwise be deliverable upon settlement of any Forward Purchase Contracts on the applicable Settlement Date or upon Early Settlement or Merger Early Settlement, the Company, through the Agent, shall make a cash payment in respect of such fractional share in an amount equal to the value of such fractional share times the Applicable Market Value. The Company shall provide the

Agent from time to time with sufficient funds to permit the Agent to make all cash payments required by this Section 5.12 in a timely manner.

         Section 5.13      TAX TREATMENT.

         The Company covenants and agrees and each Holder, by purchasing the Units agrees, to (i) treat a Holder's acquisition of the Units as the acquisition of the Note and Forward Purchase Contract constituting the Units and
(ii) treat each Holder as the owner for all tax purposes of the related Notes, Treasury Consideration, Applicable Ownership Interest in the Treasury Portfolio or Treasury Securities, as the case may be.

                                  ARTICLE VI.
                                    REMEDIES

         Section 6.1    UNCONDITIONAL RIGHT OF HOLDERS TO PURCHASE COMMON STOCK.

                  (a) The Holder of any Equity Units or Stripped Equity Units, as the case may be shall have the right, which is absolute and unconditional, subject to the right of the Company to defer payment thereof pursuant to Section 5.3, and to the forfeiture of any Deferred Contract Adjustment Payments upon Early Settlement pursuant to Section 5.9(a) or upon Merger Early Settlement pursuant to Section 5.10 or upon the occurrence of a Termination Event, to receive payment of each installment of the Contract Adjustment Payments, if any, with respect to the Purchase Contract constituting a part of such Equity Units or Stripped Equity Units, as the case may be, on the respective Payment Date for such Equity Units or Stripped Equity Units, as the case may be, and

                  (b) Subject to Section 5.6, the Holder of any Units shall have the right, which is absolute and unconditional, to purchase Common Stock pursuant to the Forward Purchase Contract constituting a part of such Units and to institute suit for the enforcement of any such right to purchase Common Stock, and such right shall not be impaired without the consent of such Holder.

         Section 6.2       RESTORATION OF RIGHTS AND REMEDIES.

         If any Holder has instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Holder, then and in every such case, subject to any determination in such proceeding, the Company and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of such Holder shall continue as though no such proceeding had been instituted.

         Section 6.3       RIGHTS AND REMEDIES CUMULATIVE.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates in Section 3.10(f), no right or remedy herein conferred upon or reserved to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 6.4       DELAY OR OMISSION NOT WAIVER.

         No delay or omission of any Holder to exercise any right or remedy upon a default shall impair any such right or remedy or constitute a waiver of any such right. Every right and remedy given by this Article or by law to the Holders may be exercised from time to time, and as often as may be deemed expedient, by such Holders.

         Section 6.5       UNDERTAKING FOR COSTS.

         All parties to this Agreement agree, and each Holder of Equity Units or Stripped Equity Units, as the case may be, by its acceptance of such Equity Units or Stripped Equity Units, as the case may be, shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Agent for any action taken, suffered or omitted by it as Agent, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Agent, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% of the Outstanding Units, or to any suit instituted by any Holder for the enforcement of distributions on any Notes or any Forward Purchase Contract on or after the respective Payment Date therefor in respect of any Equity Units or Stripped Equity Units, as the case may be, held by such Holder, or for enforcement of the right to purchase shares of Common Stock under the Forward Purchase Contract constituting part of any Equity Units or Stripped Equity Units, as the case may be, held by such Holder.

         Section 6.6       WAIVER OF STAY OR EXTENSION LAWS.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants in or the performance of this Agreement; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, but will suffer and permit the execution of every power of the Agent and the Holders as though no such law had been enacted.

                                  ARTICLE VII.
                                    THE AGENT

         Section 7.1       CERTAIN DUTIES, RIGHTS AND IMMUNITIES.

                  (a) The Agent shall act as agent and attorney-in-fact for the Holders of the Equity Units and Stripped Equity Units hereunder with such powers as are specifically vested in the Agent by the terms of this Agreement, the Pledge Agreement, the Remarketing Agreement, the Notes and the Equity Units and Stripped Equity Units, and any documents evidencing them or related thereto (the "Transaction Documents"), together with such other powers as are reasonably incidental thereto. The Agent:

                       (1) shall have no duties or responsibilities except those
                  expressly set forth in the Transaction Documents and no implied covenants or obligations shall be inferred from any Transaction Documents against the Agent, nor shall the Agent be bound by the provisions of any agreement by any party hereto beyond the specific terms hereof;

                       (2) shall be entitled  conclusively  to rely upon (x) any
                  certification, order, judgment, opinion, notice or other communication (including, without limitation, any thereof by telephone or facsimile) reasonably believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons (without being required to determine the correctness of any fact stated therein), (y) the truth of the statements and the correctness of the opinions expressed therein and (z) advice and statements of legal counsel and other experts selected by the Agent;

                       (3) as to any matters not  expressly  provided for by any
                  Transaction Document, shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by the Company or the Holders in accordance with the Transaction Documents;

                       (4) shall not be responsible  for any recitals  contained
                  in any Transaction Document, or in any certificate or other document referred to or provided for in, or received by it under, any Transaction Document or the Equity Units or Stripped Equity Units, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any Transaction Document (other than as against the Agent) or the Equity Units or Stripped Equity Units or any other document referred to or provided for herein or therein or for any failure by the Company, any Holder or any other Person (except the Agent) to perform any of its obligations hereunder or thereunder or for the perfection, priority or, except as expressly required hereby, existence, validity, perfection or maintenance of any security interest created under the Pledge Agreement, or for the use or application by the Company of the proceeds in respect of the Forward Purchase Contracts;

                       (5) shall not be  required  to  initiate  or conduct  any
                  litigation or collection proceedings hereunder;

                       (6) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or in connection herewith or therewith, except for its own gross negligence, bad faith or willful misconduct; and

                       (7) shall not be required to advise any party as to selling or retaining, or taking or refraining from taking any action with respect to, the Equity Units or Stripped Equity Units or other rights under any Transaction Document.

                  (b)  No  provision  of  any  Transaction   Document  shall  be
         construed to relieve the Agent from liability for its own negligent action, its own negligent failure to act, its own bad faith, or its own willful misconduct, except that:

                       (1) this  paragraph  (b) shall not be  construed to limit
                  the effect of paragraph (a) of this Section;

                       (2) the  Agent  shall  not be  liable  for any  error  of
                  judgment made in good faith by a Responsible Officer, unless it shall be proved that the Agent was grossly negligent in ascertaining the pertinent facts; and

                       (3) in no event  shall the Agent be required to expend or
                  risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

                  (c) In no event shall the Agent or its officers, employees or agents be liable for any special, indirect, individual, punitive or consequential loss or damages, lost profits or loss of business, arising in connection with any Transaction Document, whether or not the likelihood of such loss or damage was known to the Agent, and regardless of the form of action.

                  (d) Whether or not therein expressly so provided, every provision of every Transaction Document relating to the conduct or affecting the liability of or affording protection to the Agent shall be subject to the provisions of this Section.

                  (e) The Agent is authorized to execute and deliver the Pledge Agreement and the Remarketing Agreement and any supplement thereto in its capacity as Agent. The Agent shall be entitled to all of the rights, privileges, immunities and indemnities contained in this Agreement with respect to any duties of the Agent under, or actions taken, omitted to be taken or suffered by the Agent pursuant to the Pledge Agreement.

                  (f) The Agent shall have no liability whatsoever for the action or inaction of any Clearing Agency or any book-entry system thereof. In no event shall any Clearing Agency or any book-entry system thereof be deemed an agent or subcustodian of the Agent.

                  (g) The Agent shall not be responsible or liable for any failure or delay in the performance of its obligations under any Transaction Document arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; acts of terrorism; earthquakes; fires; floods; wars; civil or military disturbances; sabotage; epidemics; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service; accidents; labor disputes; acts of civil or military authority; governmental actions; or inability to obtain labor, material, equipment or transportation.

         Section 7.2       NOTICE OF DEFAULT.

         Within 30 days after the occurrence of any default by the Company hereunder of which a Responsible Officer of the Agent has actual knowledge, the Agent shall transmit by mail to the Company and the Holders of Equity Units and Stripped Equity Units, as their names and addresses appear in the Register, notice of such default hereunder, unless such default shall have been cured or waived.

         Section 7.3       CERTAIN RIGHTS OF AGENT.

         Subject to the provisions of Section 7.1:

                  (a) the Agent may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by an Officer's Certificate, Issuer Order or Issuer Request, and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Agreement the Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Agent (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate of the Company;

                  (d) the Agent may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Agent, in its discretion, may make reasonable further inquiry or investigation into such facts or matters related to the execution, delivery and performance of the Forward Purchase Contracts as it may see fit, and, if the Agent shall determine to make such further inquiry or investigation, it shall be given a reasonable opportunity to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (f) the Agent may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or an Affiliate of the Agent and the Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney or an Affiliate appointed with due care by it hereunder;

                  (g) the rights, privileges, protections, immunities and benefits given to the Agent, including, but not limited to, its right to be indemnified, are extended to, and shall be enforceable by, the Agent in each of its capacities hereunder, and to each Agent, custodian and other person employed to act hereunder;

                  (h) the Agent shall not be charged with knowledge of any default by the Company hereunder unless a Responsible Officer of the Agent shall have received at the Corporate Trust Office of the Agent written notice of such default; and

                  (i) the permissive right of the Agent to do things enumerated in this Agreement shall not be construed as a duty.

         Section 7.4       NOT RESPONSIBLE FOR RECITALS, ETC.

         The recitals contained herein and in the Certificates shall be taken as the statements of the Company and the Agent assumes no responsibility for their accuracy. The Agent makes no representations as to the validity or sufficiency of either this Agreement or of the Equity Units or Stripped Equity Units, or of the Pledge Agreement or the Pledge. The Agent shall not be accountable for the use or application by the Company of the proceeds in respect of the Equity Units or Stripped Equity Units or the Forward Purchase Contracts and shall not be responsible for the perfection, priority or maintenance of any security interests created or intended to be created under the Pledge Agreement.

         Section 7.5 MAY HOLD EQUITY UNITS AND STRIPPED EQUITY UNITS AND OTHER DEALINGS.

         Any Registrar or any other agent of the Company, or the Agent and its Affiliates, in their individual or any other capacity, may become the owner or pledgee of Equity Units or Stripped Equity Units, as the case may be, and may otherwise deal with the Company, the Collateral Agent or any other Person with the same rights it would have if it were not Registrar or such other agent, or the Agent. The Agent and its Affiliates may (without having to account therefor to the Company or any Holder of Equity Units or Stripped Equity Units or holder of Separate Notes) accept deposits from, lend money to, make other investments in and generally engage in any kind of banking, trust or other business with the Company, any Holder of Equity Units or Stripped Equity Units and any holder of Separate Notes (and any of their respective subsidiaries or Affiliates) as if it were not acting as the Agent and the Agent and its Affiliates may accept fees and other consideration from the Company, any Holder of Equity Units or Stripped Equity Units or any holder of Separate Notes without having to account for the same to any such Person.

         Section 7.6       MONEY HELD IN CUSTODY.

         Money held by the Agent in custody hereunder need not be segregated from the Agent's other funds except to the extent required by law or provided herein. The Agent shall be under no obligation to invest or pay interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

         Section 7.7       COMPENSATION AND REIMBURSEMENT.

         The Company agrees:

                  (a) to pay to the Agent from time to time compensation for all services rendered by it hereunder or under the Transaction Documents as shall be agreed in writing between the Company and the Agent;

                  (b) to reimburse the Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Agent in accordance with any provision of this Agreement or the Transaction Documents (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, willful misconduct or bad faith; and

                  (c) to indemnify the Agent for, and to hold it harmless against, any loss, liability or reasonable out-of-pocket expense incurred without gross negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of its duties under the Transaction Documents, including the costs and expenses (including reasonable fees and expenses of counsel) of defending itself against any claim, whether asserted by the Company, a Holder or any other Person, or liability in connection with the exercise or performance of any of its powers or duties under the Transaction Documents. The Agent shall promptly notify the Company of any third party claim which may give rise to the indemnity hereunder and give the Company the opportunity to participate in the defense of such claim with counsel reasonably satisfactory to the indemnified party, and no such claim shall be settled without the written consent of the Company, which consent shall not be unreasonably withheld, provided that any failure to give any such notice shall not affect the obligation of the Company under this Section. The provisions of this
         Section 7.7 shall survive the termination of this Agreement, the satisfaction or discharge of the Equity Units or Stripped Equity Units and/ or the Separate Notes or the resignation or removal of the Agent.

         Section 7.8       CORPORATE AGENT REQUIRED; ELIGIBILITY.

         There shall at all times be an Agent hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having (or being a member of a bank holding company having) a combined capital and surplus of at least $500,000,000, subject to supervision or examination by federal or state authority and having (or being a member of a bank holding company having) a Corporate Trust Office in the Borough of Manhattan, the City of New York, if there be such a corporation, qualified and eligible under this Article and willing to act on reasonable terms. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         Section 7.9       RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

                  (a) No resignation or removal of the Agent and no appointment of a successor Agent pursuant to this Article shall become effective until the acceptance of appointment by the successor Agent in accordance with the applicable requirements of Section 7.10.

                  (b) The Agent may resign at any time by giving written notice thereof to the Company 60 days prior to the effective date of such resignation. If the instrument of acceptance by a successor Agent required by Section 7.10 shall not have been delivered to the Agent within 30 days after the giving of such notice of resignation, the resigning Agent may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Agent.

                  (c) The Agent may be removed at any time by Act of the Holders of a majority in number of the Outstanding Units delivered a written notice to the Agent and the Company. If the instrument of acceptance by a successor Agent required by Section 7.10 shall not have been delivered to the Agent within 30 days after the giving of such notice of removal, the Agent to be removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Agent.

                  (d) If at any time:

                            (1) the Agent has a "conflicting interest" (as defined in Section 310(b) of the TIA) and fails to eliminate the conflicting interest or resign pursuant to
                        Section 310(b) of the TIA upon written request therefor by the Company or by any Holder who has been a bona fide Holder of a Unit for at least six months, as if this Agreement were an indenture qualified under the TIA, as if the Equity Units or Stripped Equity Units were in default and as if such default had not been cured or waived within the applicable period under Section 310(b) of the TIA; or

                            (2) the  Agent  shall  cease  to be  eligible  under
                        Section 7.8 and shall fail to resign after written request therefor by the Company or by any such Holder; or

                            (3) the Agent shall  become  incapable  of acting or
                        shall be adjudged a bankrupt or insolvent or a receiver of the Agent or of its property shall be appointed or any public officer shall take charge or control of the Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (x) the Company by a Board Resolution may remove the Agent, or (y) any Holder who has been a bona fide Holder of Equity Units or Stripped Equity Units for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Agent and the appointment of a successor Agent.

                  (e) If the Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Agent for any cause, the Company, by a Board

         Resolution, shall promptly appoint a successor Agent and shall comply with the applicable requirements of Section 7.10. If no successor Agent shall have been so appointed by the Company and accepted appointment in the manner required by Section 7.10, any Holder who has been a bona fide Holder of Equity Units or Stripped Equity Units for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Agent.

                  (f) The Company shall give, or shall cause such successor Agent to give, notice of each resignation and each removal of the Agent and each appointment of a successor Agent by mailing written notice of such event by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the applicable Register. Each notice shall include the name of the successor Agent and the address of its Corporate Trust Office.

         Section 7.10      ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

                  (a) In case of the appointment hereunder of a successor Agent, every such successor Agent so appointed shall execute, acknowledge and deliver to the Company and to the retiring Agent an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Agent shall become effective and such successor Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, agencies, trusts and duties of the retiring Agent; but, on the request of the Company or the successor Agent, such retiring Agent shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Agent all the rights, powers, agencies, trusts and duties of the retiring Agent and duly assign, transfer and deliver to such successor Agent all property and money held by such retiring Agent hereunder.

                  (b) Upon request of any such successor Agent, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Agent all such rights, powers, agencies, trusts and duties referred to in paragraph (a) of this Section.

                  (c) No successor Agent shall accept its appointment unless at the time of such acceptance such successor Agent shall be qualified and eligible under this Article.

         Section 7.11      MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO
                           BUSINESS.

         Any corporation into which the Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Agent shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Agent, shall be the successor of the Agent hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Certificates shall have been authenticated and executed on behalf of the Holders, but not delivered, by the Agent then in office, any successor by merger, conversion or consolidation to such Agent shall adopt such authentication and execution and deliver the Certificates so authenticated and executed with the same effect as if such successor Agent had itself authenticated and executed such Equity Units and Stripped Equity Units.

         Section 7.12      PRESERVATION OF INFORMATION; COMMUNICATIONS TO
                           HOLDERS.

                  (a) The Agent shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders received by the Agent in its capacity as Registrar.

                  (b) If three or more Holders (herein referred to as "Applicants") apply in writing to the Agent, and furnish to the Agent reasonable proof that each such applicant has owned Equity Units or Stripped Equity Units, as the case may be, for a period of at least six months preceding the date of such application, and such application states that the Applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Equity Units or Stripped Equity Units, as the case may be, and is accompanied by a copy of the form of proxy or other communication which such Applicants propose to transmit, then the Agent shall mail to all the Holders copies of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Agent of the materials to be mailed and of payment, or provision, in the absence of bad faith, satisfactory to the Agent for the payment, of the reasonable expenses of such mailing.

         Section 7.13      FAILURE TO ACT.

         In the event of any ambiguity in the provisions of any Transaction Document or any dispute between or conflicting claims by or among the parties hereto or any other Person, the Agent shall be entitled, after prompt notice to the Company and the Holders of Equity Units and Stripped Equity Units, at its sole option, to refuse to comply with any and all such claims, demands or instructions so long as such dispute or conflict shall continue, and the Agent shall not be or become liable in any way to any of the parties hereto for its failure or refusal to comply with such conflicting claims, demands or instructions. The Agent shall be entitled to refuse to act until either (i) such conflicting or adverse claims or demands shall have been finally determined by a court of competent jurisdiction or settled by agreement between the conflicting parties as evidenced in a writing, reasonably satisfactory to the Agent, or (ii) the Agent shall have received security or an indemnity reasonably satisfactory to the Agent sufficient to save the Agent harmless from and against any and all loss, liability or reasonable out-of-pocket expense which the Agent may incur by reason of its acting without bad faith, willful misconduct or gross negligence. The Agent may in addition elect to commence an interpleader action or seek other judicial relief or orders as the Agent may deem necessary. Notwithstanding anything contained herein to the contrary, the Agent shall not be required to take any action that is in its opinion contrary to law or to the terms of any Transaction Document, or which would in its opinion subject it or any of its officers, employees or directors to liability.

         Section 7.14      NO OBLIGATIONS OF AGENT.

         Except to the extent otherwise provided in this Agreement, the Agent assumes no obligation and shall not be subject to any liability under this Agreement, the Pledge Agreement or any Forward Purchase Contract in respect of the obligations of the Holder of any Equity Units or

Stripped Equity Units thereunder. The Company agrees, and each Holder of a Certificate, by such Holder's acceptance thereof, shall be deemed to have agreed, that the Agent's execution of the Certificates on behalf of the Holders shall be solely as agent and attorney-in-fact for the Holders, and that the Agent shall have no obligation to perform such Forward Purchase Contracts on behalf of the Holders, except to the extent expressly provided in Article V. Anything contained in this Agreement to the contrary notwithstanding, in no event shall the Agent or its officers, employees or agents be liable for indirect, special, punitive, or consequential loss or damage of any kind whatsoever, including, but not limited to, lost profits, whether or not the likelihood of such loss or damage was known to the Agent and regardless of the form of action.

         Section 7.15      TAX COMPLIANCE.

                  (a) The Agent, on its own behalf and on behalf of the Company, will comply with all applicable certification, information reporting and withholding (including "backup" withholding) requirements imposed on it as a paying agent by applicable tax laws, regulations or administrative practice with respect to any payments made with respect to the Equity Units and Stripped Equity Units. Such compliance shall include, without limitation, the preparation and timely filing of required returns and the timely payment of all amounts required to be withheld to the appropriate taxing authority or its designated agent.

                  (b) The Agent shall comply with any reasonable written direction timely received from the Company with respect to the application of such requirements to particular payments to Holders or in other particular circumstances, and may for purposes of this Agreement rely on any such direction in accordance with Section 7.1(a)(2).

                  (c) The Agent shall maintain all appropriate records documenting compliance with such requirements, and shall make such records available, on written request, to the Company or its authorized representative within a reasonable period of time after receipt of such request.

                                 ARTICLE VIII.
                             SUPPLEMENTAL AGREEMENTS

         Section 8.1       SUPPLEMENTAL AGREEMENTS WITHOUT CONSENT OF HOLDERS.

         Without the consent of any Holders, the Company and the Agent, at any time and from time to time, may enter into one or more agreements supplemental hereto, in form satisfactory to the Company and the Agent, for any of the following purposes:

                  (a) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Certificates; or

                  (b) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

                  (c) to evidence and provide for the acceptance of appointment hereunder by a successor Agent; or

                  (d) to make provision with respect to the rights of Holders pursuant to the requirements of Section 5.6(b) or 5.10; or

                  (e) to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, or to make any other provisions with respect to such matters or questions arising under this Agreement, provided such action shall not adversely affect the interests of the Holders; or

                  (f) to permit the substitution by Holders of designated Company debt instruments for the Pledged Notes as Collateral under this Agreement.

         Section 8.2       SUPPLEMENTAL AGREEMENTS WITH CONSENT OF HOLDERS.

                  (a) With the consent of the Holders of not less than a majority of the outstanding Forward Purchase Contracts voting together as one class, by Act of said Holders delivered to the Company and the Agent, the Company, when authorized by a Board Resolution, and the Agent may enter into an agreement or agreements supplemental hereto, in form satisfactory to the Company and the Agent, for the purpose of modifying in any manner the terms of the Forward Purchase Contracts, or the provisions of this Agreement or the rights of the Holders in respect of the Equity Units and Stripped Equity Units; provided, that, except as contemplated herein, no such supplemental agreement shall, without the consent of the Holder of each Outstanding Units adversely affected thereby:

                       (1) change any Payment Date;

                       (2) change the amount or the type of Collateral  required
                  to be Pledged to secure a Holder's Obligations under the Forward Purchase Contract unless not adverse to Holders, impair the right of the Holder of any Forward Purchase Contract to receive distributions on the related Collateral (except as provided in Section 8.1(f) and except for the rights of Holders of Equity Units to substitute the Treasury Securities for the Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, or the rights of holders of Stripped
                  Equity Units to substitute Notes or appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio for the Pledged Treasury Securities) or otherwise adversely affect the Holder's rights in or to such Collateral;

                       (3) reduce any Contract Adjustment  Payments,  if any, or
                  any Deferred Contract Adjustment Payment, or change any place where, or the coin or currency in which, any Contract Adjustment Payment is payable;

                       (4) impair the right to institute suit for the enforcement of any Forward Purchase Contract, any Contract Adjustment Payment, if any, or any Deferred Contract Adjustment Payment, if any;

                       (5)   impair  the  right  to   institute   suit  for  the
                  enforcement of any Forward Purchase Contract;

                       (6) reduce the number of shares of Common Stock to be purchased pursuant to any Forward Purchase Contract, increase the price to purchase shares of Common Stock upon settlement of any Forward Purchase Contract, change the Stock Purchase Date or otherwise materially adversely affect the Holder's rights under any Forward Purchase Contract; or

                       (7) reduce the percentage of the outstanding Forward Purchase Contracts the consent of whose Holders is required for any such supplemental agreement; provided, that if any amendment or proposal referred to above would adversely affect only the Equity Units or the Stripped Equity Units, then only the affected class of Holder as of the record date for the Holders entitled to vote thereon will be entitled to vote on such amendment or proposal, and such amendment or proposal shall not be effective except with the consent of Holders of not less than a majority or 100% of such class, as the case may be.

                  (b) It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental agreement, but it shall be sufficient if such Act shall approve the substance thereof.

         Section 8.3       EXECUTION OF SUPPLEMENTAL AGREEMENTS.

         In executing, or accepting the additional agencies created by, any supplemental agreement permitted by this Article or the modifications thereby of the agencies created by this Agreement, the Agent shall be provided and (subject to Section 7.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental agreement is authorized or permitted by this Agreement. The Agent may, but shall not be obligated to, enter into any such supplemental agreement which affects the Agent's own rights, duties or immunities under this Agreement or otherwise.

         Section 8.4       EFFECT OF SUPPLEMENTAL AGREEMENTS.

         Upon the execution of any supplemental agreement under this Article, this Agreement shall be modified in accordance therewith, and such supplemental agreement shall form a part of this Agreement for all purposes; and every Holder of Certificates theretofore or thereafter authenticated, executed on behalf of the Holders and delivered hereunder shall be bound thereby.

         Section 8.5       REFERENCE TO SUPPLEMENTAL AGREEMENTS.

         Certificates authenticated, executed on behalf of the Holders and delivered after the execution of any supplemental agreement pursuant to this Article may, and shall if required by the Agent, bear a notation in form approved by the Agent as to any matter provided for in such supplemental agreement. If the Company shall so determine, new Certificates so modified as to conform, in the opinion of the Agent and the Company, to any such supplemental agreement may be prepared and executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Agent in exchange for outstanding Certificates.

                                  ARTICLE IX.
                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

         Section 9.1       COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

         The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

                  (a) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or lease the properties and assets of the Company substantially as an entirety shall be a corporation, partnership, limited liability company or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume every covenant of this Agreement, the Forward Purchase Contracts, the Notes, the Remarketing Agreement and the Pledge Agreement on the part of the Company to be performed or observed by one or more supplemental agreements in form reasonably satisfactory to the Agent and the Collateral Agent, executed and delivered to the Agent and the Collateral Agent by such Person;

                  (b) immediately after giving effect to such transaction, no default under this Agreement, the Forward Purchase Contracts, the Remarketing Agreement or the Pledge Agreement shall have happened and be continuing; and

                  (c) the Company has delivered to the Agent an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental agreement(s) comply with this Section 9.1 and that all conditions precedent herein provided for relating to such transaction have been complied with.

This Section 9.1 shall not apply to any merger or consolidation in which the Company is the surviving corporation.

         Section 9.2       SUCCESSOR SUBSTITUTED.

                  (a) Upon any consolidation with or merger of the Company into any other Person, or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 9.1, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Agreement with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Agreement, the Forward Purchase Contracts, the Notes, the Units, the Remarketing Agreement and the Pledge Agreement.

                  (b) In case of any such consolidation, merger, sale, assignment, transfer, lease or conveyance such change in phraseology and form (but not in substance) may be made in the Certificates evidencing Units thereafter to be issued as may be appropriate.

                                    ARTICLE X.
                                    COVENANTS

         Section 10.1      PERFORMANCE UNDER PURCHASE CONTRACTS.

         The Company covenants and agrees for the benefit of the Holders from time to time of the Equity Units and Stripped Equity Units that it will duly and punctually perform its obligations under the Forward Purchase Contracts in accordance with the terms of the Forward Purchase Contracts and this Agreement. In the case of Early Settlement pursuant to Section 5.7, if the United States federal securities laws so require, the Company will use commercially reasonable efforts to (i) have in effect a registration statement covering the shares of Common Stock to be delivered in respect of the Forward Purchase Contracts being settled and (ii) provide a prospectus in connection therewith, in each case that may be used in connection with such Early Settlement.

         Section 10.2      MAINTENANCE OF OFFICE OR AGENCY.

                  (a) The Company will maintain in the Borough of Manhattan, The City of New York an office or agency where Certificates may be presented or surrendered for payment of Contract Adjustment Payments, acquisition of shares of Common Stock upon settlement of the Forward Purchase Contracts on any Settlement Date and for transfer of Collateral upon occurrence of a Termination Event, where Certificates may be surrendered for registration of transfer or exchange, for a Collateral Substitution or reestablishment of Equity Units and where notices and demands to or upon the Company in respect of the Equity Units and Stripped Equity Units and this Agreement may be served. The Company will give prompt written notice to the Agent of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Agent with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, Office of the Agent in The City of New York, and the Company hereby appoints the Agent as its agent to receive all such presentations, surrenders, notices and demands.

                  (b) The Company may also from time to time designate one or more other offices or agencies where Certificates may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company will give prompt written notice to the Agent of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby designates as the place of payment for the Equity Units and Stripped Equity Units the Office of the Agent in The City of New York and appoints the Agent at the Office of the Agent in The City of New York as paying agent in such city.

         Section 10.3      COMPANY TO RESERVE COMMON STOCK.

         The Company shall at all times prior to the Stock Purchase Date reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock the full number of shares of Common Stock issuable against tender of payment in respect of all Forward Purchase Contracts constituting a part of the Equity Units and Stripped Equity Units evidenced by outstanding Certificates.

         Section 10.4      COVENANTS AS TO COMMON STOCK.

         The Company covenants that all shares of Common Stock which may be issued against tender of payment in respect of any Forward Purchase Contract constituting a part of the Outstanding Units will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable.

         Section 10.5      STATEMENTS OF OFFICER OF THE COMPANY AS TO DEFAULT.

         The Company will deliver to the Agent, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officer's Certificate, stating whether or not to the best knowledge of the signer thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions hereof, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which such officer may have knowledge.

         Section 10.6      ERISA.

         Each Holder from time to time of the Equity Units or Stripped Equity Units which is a Plan hereby represents that its acquisition of the Equity Units or Stripped Equity Units and the holding of the same satisfies the applicable fiduciary requirements of ERISA and that it is entitled to exemption relief from the prohibited transaction provisions of ERISA and the Code in accordance with one or more prohibited transaction exemptions or otherwise will not result in a nonexempt prohibited transaction.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                          AMERICAN ELECTRIC POWER COMPANY, INC.

                                          By:
                                              --------------------------------
                                              Name:
                                              Title:



                                          [ ]
                                          as Forward Purchase Contract Agent

                                          By:
                                              --------------------------------
                                              Name:
                                              Title:

                                    EXHIBIT A
                        FORM OF EQUITY UNITS CERTIFICATE

         [FOR INCLUSION IN GLOBAL CERTIFICATES ONLY -- THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE FORWARD PURCHASE CONTRACT AGREEMENT (AS HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF THE CLEARING AGENCY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH CLEARING AGENCY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE FORWARD PURCHASE CONTRACT AGREEMENT.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the Company or its agent for registration of transfer, exchange or payment, and any Certificate issued is registered in the name of Cede & Co., or such other name as requested by an authorized representative of The Depository Trust Company, and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

                   (Form of Face of Equity Units Certificate)

No. ______________                                        CUSIP No. ____________

Number of Equity Units____________

         This Equity Units Certificate certifies that [For inclusion in Global Certificates only -- Cede & Co.] is the registered Holder of the number of Equity Units set forth above [For inclusion in Global Certificates only - or such other number of Equity Units reflected in the Schedule of Increases or Decreases in Global Certificates attached hereto]. Each Equity Unit represents
(i) either (a) beneficial ownership by the Holder of one [ ]% Senior Note Due [ ], 2007 (the "Note") of American Electric Power Company, Inc., a New York corporation (the "Company") having a principal amount of $50, subject to the Pledge of such Note by such Holder pursuant to the Pledge Agreement, or (b) if the Note has been remarketed by the Remarketing Agent (or if the Holder has elected not to have the Note remarketed by delivering the appropriate Treasury
Consideration specified by the Remarketing Agent), the appropriate Treasury Consideration, subject to the Pledge of such Treasury Consideration by such Holder pursuant to the Pledge Agreement, or (c) if a Tax Event Redemption has occurred, the appropriate Applicable Ownership Interest in the Treasury Portfolio subject to the Pledge of such Applicable Ownership Interest in the Treasury Portfolio pursuant to the Pledge Agreement, and (ii) the rights and obligations of the Holder under one Forward Purchase Contract with the Company. All capitalized terms used herein which are defined in the Forward Purchase Contract Agreement have the meaning set forth therein.

         Pursuant to the Pledge Agreement, the Note or the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, constituting part of each Equity Units evidenced hereby has been pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder under the Forward Purchase Contract comprising a part of such Equity Units.

         The Pledge Agreement provides that all payments in respect of the Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio received by the Collateral Agent shall be paid by the Collateral Agent by wire transfer in same day funds (i) in the case of (A) quarterly cash distributions on Equity Units which include Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio and (B) any payments in respect of the Notes, Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, that have been released from the Pledge pursuant to the Pledge Agreement, to the Agent to the account designated by the Agent, no later than 10:00 a.m., New York City time, on the Business Day such payment is received by the Collateral Agent (provided that in the event such payment is received by the Collateral Agent on a day that is not a Business Day or after 9:00 a.m., New York City time, on a Business Day, then such payment shall be made no later than 9:30 a.m., New York City time, on the next succeeding Business Day) and (ii) in the case of payments in respect of any Pledged Notes, Pledged Treasury
Consideration  or  Pledged   Applicable   Ownership  Interest  in  the  Treasury
Portfolio, as the case may be, to be paid upon settlement of such Holder's obligations to purchase Common Stock under the Forward Purchase Contract, to the Company on the Stock Purchase Date (as defined herein) in accordance with the terms of the Pledge Agreement, in full satisfaction of the respective obligations of the Holders of the Equity Units of which such Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be, are a part under the Forward Purchase Contracts forming a part of such Equity Units. Quarterly distributions on Equity Units which include Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be, which are payable quarterly in arrears on [ ], [ ], [ ] and [ ] each year, commencing [ ], 2002 (a "Payment Date"), shall, subject to receipt thereof by the Agent from the Collateral Agent (if the Collateral Agent is the registered owner thereof), be paid to the Person in whose name this Equity Units Certificate (or a Predecessor Equity Units Certificate) is registered at the close of business on the Record Date for such Payment Date.

         Each Forward Purchase Contract evidenced hereby obligates the Holder of this Equity Units Certificate to purchase, and the Company to sell, on [ ], 2005 (the "Stock Purchase Date"), at a price equal to $50 (the "Stated Amount"), a number of newly issued shares of common stock, $6.50 par value per share ("Common Stock"), of the Company, equal to the Settlement Rate unless on or prior to the Stock Purchase Date there shall have occurred a Termination Event or a Cash Settlement, Early Settlement or Merger Early Settlement with respect to the Equity Units of which such Forward Purchase Contract is a part, all as provided in the Forward Purchase Contract Agreement and more fully described on the reverse hereof. The Purchase Price (as defined herein) for the shares of Common Stock purchased pursuant to each Forward Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Stock Purchase Date by application of payments received in respect of the Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be, pledged to secure the obligations of the Holder under such Forward Purchase Contract.

         Payments on the Notes or the appropriate Treasury Consideration or Applicable

Ownership Interest in the Treasury Portfolio, as the case may be, will be payable at the Office of the Agent in The City of New York or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address appears on the Equity Units Register or by wire transfer to an account specified by such Person at least five Business Days prior to the applicable Payment Date.

         The Company shall pay on each Payment Date in respect of each Forward Purchase Contract forming part of an Equity Unit evidenced hereby an amount (the "Contract Adjustment Payment") equal to [ ]% per year of the Stated Amount, computed on the basis of a 360-day year of twelve 30-day months, subject to deferral at the option of the Company as provided in the Forward Purchase Contract Agreement and more fully described on the reverse hereof (provided that if any date on which a Contract Adjustment Payment is to be made on the Forward Purchase Contracts is not a Business Day, then payment of such Contract Adjustment Payment payable on such date will be made on the next succeeding day which is a Business Day, and no interest or payment will be paid in respect of such delay, except that if such next succeeding Business Day is in the next succeeding calendar year, then such payment will be made on the immediately preceding Business Day). Such Contract Adjustment Payments shall be payable to the Person in whose name this Equity Units Certificate (or a Predecessor Equity Units Certificate) is registered at the close of business on the Record Date for such Payment Date.

         Contract Adjustment Payments will be payable at the Office of the Agent in The City of New York or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address appears on the Equity Units Register or by wire transfer to the account designated to the Agent by a prior written notice by such Person delivered at least five Business Days prior to the applicable Payment Date. Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Agent by manual signature, this Equity Units Certificate shall not be entitled to any benefit under the Pledge Agreement or the Forward Purchase Contract Agreement or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                          AMERICAN ELECTRIC POWER COMPANY, INC.


                                          By:
                                              --------------------------------
                                              Name:
                                              Title:

                                          HOLDER    SPECIFIED   ABOVE   (as   to
                                          obligations  of such Holder  under the
                                          Forward Purchase  Contracts  evidenced
                                          hereby)

                                          By: [],  not  individually  but solely
                                          as Attorney-in-Fact of such Holder

                                          By:
                                              --------------------------------
                                              Authorized Signatory

                      AGENT'S CERTIFICATE OF AUTHENTICATION

         This is one of the Equity Units Certificates referred to in the within-mentioned Forward Purchase Contract Agreement.

                                            [ ],
                                            as Forward Purchase Contract Agent

Dated:                                      By:
      ----------------------------------       ---------------------------------
                                                     Authorized Signatory

                  (Form of Reverse of Equity Units Certificate)

         Each Forward Purchase Contract evidenced hereby is governed by a Forward Purchase Contract Agreement, dated as of June [ ], 2002 (as may be supplemented from time to time, the "Forward Purchase Contract Agreement"), between the Company and [ ], as Forward Purchase Contract Agent (including its successors thereunder, herein called the "Agent"), to which Forward Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Agent, the Company, and the Holders and of the terms upon which the Equity Units Certificates are, and are to be, executed and delivered.

         Each Forward Purchase Contract evidenced hereby obligates the Holder of this Equity Units Certificate to purchase, and the Company to sell, on the Stock Purchase Date at a price equal to $50 (the "Purchase Price"), a number of shares of Common Stock of the Company equal to the Settlement Rate, unless, on or prior to the Stock Purchase Date, there shall have occurred a Termination Event or an Early Settlement, Merger Early Settlement or Cash Settlement with respect to the Units of which such Forward Purchase Contract is a part. The "Settlement Rate" is equal to (a) if the Applicable Market Value (as defined below) is greater than or equal to $[ ] (the "Threshold Appreciation Price"), [ ] shares of Common Stock per Forward Purchase Contract, (b) if the Applicable Market Value is less than the Threshold Appreciation Price but is greater than $[ ], the number of shares of Common Stock per Forward Purchase Contract equal to the Stated Amount of the related Equity Units divided by the Applicable Market Value and (c) if the Applicable Market Value is less than or equal to $[ ], [ ] shares of Common Stock per Forward Purchase Contract, in each case subject to adjustment as provided in the Forward Purchase Contract Agreement. No fractional shares of Common Stock will be issued upon settlement of Forward Purchase Contracts, as provided in the Forward Purchase Contract Agreement.

         The "Applicable Market Value" means the average of the Closing Price per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Stock Purchase Date.

         The "Closing Price" of the Common Stock on any date of determination means the closing sale price (or, if no closing price is reported, the last reported sale price) of the Common Stock on the New York Stock Exchange (the "NYSE") on such date or, if the Common Stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed, or if the Common Stock is not so listed on a United States national or regional securities exchange, as reported by The Nasdaq Stock Market, or, if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the market value of the Common Stock on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company.

         A "Trading Day" means a day on which the Common Stock (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

         Each Forward Purchase Contract evidenced hereby may be settled prior to the Stock Purchase Date through Early Settlement or Merger Early Settlement, and may be settled on the Stock Purchase Date through Cash Settlement, all in accordance with the terms of the Forward Purchase Contract Agreement.

         In accordance with the terms of the Forward Purchase Contract Agreement, the Holder of this Equity Units Certificate shall pay the Purchase Price for the shares of Common Stock purchased pursuant to each Forward Purchase Contract evidenced hereby (i) by effecting a Cash Settlement, Early Settlement or Merger Early Settlement, (ii) by application of payments received in respect of the Pledged Treasury Consideration acquired from the proceeds of a remarketing of the related Pledged Notes underlying the Equity Units represented by this Equity Units Certificate, (iii) if the Holder has elected not to participate in the remarketing, by application of payments received in respect of the Pledged Treasury Consideration deposited by such Holder in respect of such Forward Purchase Contract, or (iv) if a Tax Event Redemption has occurred prior to the successful remarketing of the Notes, by application of payments received in respect of the Pledged Applicable Ownership Interest in the Treasury Portfolio purchased by the Collateral Agent on behalf of the Holder of this Equity Units Certificate. If, as provided in the Forward Purchase Contract Agreement, upon the occurrence of the Last Failed Remarketing, the Collateral Agent, for the benefit of the Company, exercises its rights as a secured creditor with respect to the Pledged Notes related to this Equity Units Certificate, any accrued and unpaid interest on such Pledged Notes will become payable by the Company to the Holder of this Equity Units Certificate in the manner provided for in the Forward Purchase Contract Agreement.

         The Company shall not be obligated to issue any shares of Common Stock in respect of a Forward Purchase Contract or deliver any certificates or book-entry interest therefor to the Holder unless it shall have received payment in full of the aggregate Purchase Price for the shares of Common Stock to be purchased thereunder in the manner herein set forth.

         Under the terms of the Pledge Agreement, the Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Pledged Notes, but only to the extent instructed by the Holders as described below. Upon receipt of notice of any meeting at which holders of Notes are entitled to vote or upon the solicitation of consents, waivers or proxies of holders of Notes, the Agent shall, as soon as practicable thereafter, mail to the Holders of Equity Units a notice (a) containing such information as is contained in the notice or solicitation, (b) stating that each such Holder on the record date set by the Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Notes entitled to vote) shall be entitled to instruct the Agent as to the exercise of the voting rights pertaining to the Pledged Notes constituting a part of such Holder's Equity Units and (c) stating the manner in which such instructions may be given. Upon the written request of the Holders of Equity Units on such record date, the Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of Pledged Notes as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of an Equity Unit, the Agent shall abstain from voting the Pledged Note evidenced by such Equity Units.

         The Equity Units Certificates are issuable only in registered form and only in denominations of a single Equity Unit and any integral multiple thereof. The transfer of any Equity Units Certificate will be registered and Equity Units Certificates may be exchanged as provided in the Forward Purchase Contract Agreement. The Equity Units Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Forward Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Holder of an Equity Units may substitute for the Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be, securing its obligations under the related Forward Purchase Contract Treasury
Securities in accordance with the terms of the Forward Purchase Contract Agreement and the Pledge Agreement. From and after such Collateral Substitution, the Units for which such Pledged Treasury Securities secure the Holder's obligation under the Forward Purchase Contract shall be referred to as a "Stripped Equity Units." A Holder that elects to substitute a Treasury Security for Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be, thereby creating Stripped Equity Units, shall be responsible for any fees or expenses payable in connection therewith. Except as provided in the Forward Purchase Contract Agreement, for so long as the Forward Purchase Contract underlying an Equity Unit remains in effect, such Equity Units shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Equity Units in respect of the Pledged Note, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be, and Forward Purchase Contract constituting such Equity Units may be transferred and exchanged only as an Equity Units.

         A Holder of Stripped Equity Units may reestablish Equity Units by delivering to the Collateral Agent Notes or the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, in exchange for the release of the Pledged Treasury Securities in accordance with the terms of the Forward Purchase Contract Agreement and the Pledge Agreement.

         Subject to the next succeeding paragraph, the Company shall pay on each Payment Date, the Contract Adjustment Payments, if any, payable in respect of each Forward Purchase Contract to the Person in whose name the Equity Units Certificate evidencing such Forward Purchase Contract is registered at the close of business on the Record Date for such Payment Date. Contract Adjustment Payments, if any, will be payable at the office of the Agent in the City of New York or, at the option of the Company, by check mailed to the address of the Person entitled thereto at such address as it appears on the Equity Units Register or by wire transfer to the account designated by such Person in writing at least five Business Days prior to the applicable Payment Date.

         The Company shall have the right, at any time prior to the Stock Purchase Date, to defer the payment of any or all of the Contract Adjustment Payments otherwise payable on any Payment Date, but only if the Company shall give the Holders and the Agent written notice of its election to defer Contract Adjustment Payments as provided in the Forward Purchase Contract Agreement. Any Contract Adjustment Payments so deferred shall, to the extent permitted by law, bear additional Contract Adjustment Payments thereon at the rate of [ ]% per year (computed on the basis of a 360-day year of twelve 30-day months), compounding on each succeeding Payment

Date, until paid in full (such deferred installments of Contract Adjustment Payments, if any, together with the additional Contract Adjustment Payments, if any, accrued thereon, are referred to herein as the "Deferred Contract Adjustment Payments"). Deferred Contract Adjustment Payments, if any, shall be due on the next succeeding Payment Date except to the extent that payment is deferred pursuant to the Forward Purchase Contract Agreement. No Contract Adjustment Payments may be deferred to a date that is after the Stock Purchase Date and no such deferral period may end other than on a Payment Date.

         In the event that the Company elects to defer the payment of Contract Adjustment Payments on the Forward Purchase Contracts until a Payment Date prior to the Stock Purchase Date, then all Deferred Contract Adjustment Payments, if any, shall be payable to the registered Holders as of the close of business on the Record Date immediately preceding such Payment Date.

         In the event that the Company elects to defer the payment of Contract Adjustment Payments on the Forward Purchase Contracts until the Stock Purchase Date, the Holder of this Equity Units Certificate will receive on the Stock Purchase Date, in lieu of a cash payment, a number of shares of Common Stock (in addition to the number of shares of Common Stock equal to the Settlement Rate) equal to (i) the aggregate amount of Deferred Contract Adjustment Payments payable to the Holder of this Equity Units Certificate divided by (ii) the Applicable Market Value.

         In the event the Company exercises its option to defer the payment of Contract Adjustment Payments, then, until the Deferred Contract Adjustment Payments have been paid, the Company shall not declare or pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of its Common Stock other than (i) purchases, redemptions or acquisitions of shares of Common Stock in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers or directors or a stock purchase or dividend reinvestment plan, or the satisfaction by the Company of its obligations pursuant to any contract or security outstanding on the date the Company exercises its rights to defer the Contract Adjustment Payments; (ii) as a result of a reclassification of the Company's Capital Stock or the exchange or conversion of one class or series of for another class or series of the Company's Capital Stock; (iii) the purchase of fractional interests in shares of any series of the Company's Common Stock pursuant to the conversion or exchange provisions of such Common Stock or the security being converted or exchanged;
(iv) dividends or distributions in any series of the Company's Common Stock (or rights to acquire Common Stock) or repurchases, acquisitions or redemptions of Common Stock in connection with the issuance or exchange of any series of Common Stock (or securities convertible into or exchangeable for shares of the Company's Common Stock; or (v) redemptions, exchanges or repurchases of any rights outstanding under a shareholder rights plan or the declaration or payment thereunder of a dividend or distribution of or with respect to rights in the future.

         The Forward Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights and obligations of the Holders to receive and the obligation of the Company to pay Contract Adjustment Payments, if any, or any Deferred Contract Adjustment Payments, and the rights of the Holders to purchase Common

Stock, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Agent or the Company, if, on or prior to the Stock Purchase Date, a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Agent, the Collateral Agent and to the Holders, at their addresses as they appear in the Equity Units Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be, from the Pledge in accordance with the provisions of the Pledge Agreement.

         Upon registration of transfer of this Equity Units Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Agent pursuant to the Forward Purchase Contract Agreement), by the terms of the Forward Purchase Contract Agreement and the Forward Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Forward Purchase Contracts evidenced by this Equity Units Certificate. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

         The Holder of this Equity Units Certificate, by its acceptance hereof, authorizes the Agent to enter into and perform the related Forward Purchase Contracts forming part of the Equity Units evidenced hereby on its behalf as its attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Forward Purchase Contracts by the Company or its trustee in the event that the Company becomes the subject of a case under the Bankruptcy Code, agrees to be bound by the terms and provisions of the Forward Purchase Contracts, covenants and agrees to perform such Holder's obligations under such Forward Purchase Contracts, consents to the provisions of the Forward Purchase Contract Agreement, irrevocably authorizes the Agent to enter into and perform the Pledge Agreement on such Holder's behalf as attorney-in-fact, and consents to and agrees to be bound by the Pledge of the Notes or the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, underlying this Equity Units Certificate pursuant to the Pledge Agreement, provided, that upon a Termination Event, the rights of the Holder of such Units under the Forward Purchase Contract may be enforced without regard to any other rights or obligations. The Holder further covenants and agrees, that, to the extent and in the manner provided in the Forward Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, payments in respect of the Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be, to be paid upon settlement of such Holder's obligations to purchase Common Stock under the Forward Purchase Contract, shall be paid on the Stock Purchase Date by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Forward Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

         The Company and each Holder of any Equity Units or Stripped Equity Units, and each Beneficial Owner thereof, by its acceptance thereof or of its interest therein, further agrees to treat (i) the purchase of Equity Units as the purchase of a unit consisting of the Forward Purchase Contract and the Note and (ii) itself as the owner of the related Notes, Treasury Consideration, Applicable Ownership Interest in the Treasury Portfolio or Treasury Securities, as the case may be.

         Subject to certain exceptions, the provisions of the Forward Purchase Contract Agreement may be amended with the consent of the Holders of a majority of the Forward Purchase Contracts.

         The Forward Purchase Contracts shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York, without regard to its principles of conflicts of laws.

         The Company, the Agent and any agent of the Company or the Agent may treat the Person in whose name this Equity Units Certificate is registered as the owner of the Equity Units evidenced hereby for the purpose of receiving quarterly payments on the Notes, the Treasury Consideration or the Applicable Ownership Interest in the Treasury Portfolio, as the case may be, receiving payments of Contract Adjustment Payments, if any, and any Deferred Contract Adjustment Payments, performance of the Forward Purchase Contracts and for all other purposes whatsoever (subject to the Record Date provisions hereof), whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Agent, nor any such agent shall be affected by notice to the contrary.

         The Forward Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock.

         A copy of the Forward Purchase Contract Agreement is available for inspection by any Holder at the Corporate Trust Office.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -                         as tenants in common
UNIF GIFT MIN ACT -               Custodian
                                  (cust)              (minor)
                                  Under Uniform Gifts to Minors Act
                                                      (State)
TEN ENT -                         as tenants by the entireties
JT TEN -                          as joint tenants with right of survivorship
                                  and not as tenants in common

         Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

         (Please insert Social Security or Taxpayer I.D. or other Identifying Number of Assignee)

         (Please Print or Type Name and Address Including Postal Zip Code of Assignee)

the within Equity Units Certificate and all rights thereunder, hereby irrevocably constituting and appointing ___________________________ attorney to transfer said Equity Units Certificate on the books of American Electric Power Company, Inc. with full power of substitution in the premises.

Dated: _________________________

Signature: _____________________________

         NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Equity Units Certificate in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee: ___________________________.

                             SETTLEMENT INSTRUCTIONS

         The undersigned Holder directs that a certificate or book-entry interest for shares of Common Stock deliverable upon settlement on or after the Stock Purchase Date of the Forward Purchase Contracts underlying the number of Equity Units evidenced by this Equity Units Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:                                      Signature:
      -------------------------                        -------------------------

                                            Signature Guarantee: _______________
                                            (if assigned to another person)

If shares are to be registered in the name of REGISTERED HOLDER and delivered to a Person other than the Holder, please (i) print such Person's name Please print name and address of and address and (ii) provide a guarantee of Registered
Holder: your signature:

Name                                                    Name

Address                                                 Address

Social Security or other Taxpayer
Identification Number, if any

                            ELECTION TO SETTLE EARLY

         The undersigned Holder of this Equity Units Certificate hereby irrevocably exercises the option to effect Early Settlement in accordance with the terms of the Forward Purchase Contract Agreement with respect to the Forward Purchase Contracts underlying the number of Equity Units evidenced by this Equity Units Certificate specified below. The option to effect Early Settlement may be exercised only with respect to Forward Purchase Contracts underlying Equity Units with an aggregate Stated Amount equal to $1,000 or an integral multiple thereof. The undersigned Holder directs that a certificate or book-entry interest for shares of Common Stock deliverable upon such Early Settlement be registered in the name of, and delivered, together with a check in payment for any fractional share and any Equity Units Certificate representing any Equity Units evidenced hereby as to which Early Settlement of the related Forward Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. The Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be, deliverable upon such Early Settlement will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:                                 Signature:
      -------------------------                   ------------------------------

                                       Signature Guarantee:
                                                            --------------------
         Number of Units evidenced hereby as to which Early Settlement of the related Forward Purchase Contracts is being elected:

If shares of Common Stock are to be registered     REGISTERED HOLDER
in the name of and delivered to and Pledged
Notes, Pledged Treasury Consideration or           Please print name and address
Pledged Applicable Ownership Interest in the       of Registered Holder:
Treasury Portfolio, as the case may be, are to be transferred to a Person other than the Holder, please print such Person's name and address:

Name                                                     Name

Address                                                  Address

Social Security or other Taxpayer
Identification Number, if any

         Transfer instructions for Pledged Notes, Pledged Treasury Consideration or the Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be, transferable upon Early Settlement or a Termination Event:

                     (TO BE ATTACHED TO GLOBAL CERTIFICATES)

            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

         The following increases or decreases in this Global Certificate have been made:


                                                                    Stated Amount of the
                 Amount of Decrease in    Amount of Increase in      Global Certificate
                 Stated Amount of the     Stated Amount of the    Following Such Decrease        Signature of
     Date         Global Certificate       Global Certificate           or Increase          Authorized Signatory


                                    EXHIBIT B

                    FORM OF STRIPPED EQUITY UNITS CERTIFICATE

         [FOR INCLUSION IN GLOBAL CERTIFICATES ONLY -- THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE FORWARD PURCHASE CONTRACT AGREEMENT (AS HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF A CLEARING AGENCY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH CLEARING AGENCY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE FORWARD PURCHASE CONTRACT AGREEMENT.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the Company or its agent for registration of transfer, exchange or payment, and any Certificate issued is registered in the name of Cede & Co., or such other name as requested by an authorized representative of The Depository Trust Company, and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

               (Form of Face of Stripped Equity Units Certificate)

No.                                                       CUSIP No. ____________

Number of Stripped Equity Units

         This Stripped Equity Units Certificate certifies that [For inclusion in Global Certificates only -- Cede & Co.] is the registered Holder of the number of Stripped Equity Units set forth above [For inclusion in Global Certificates only - or such other number of Stripped Equity Units reflected in the Schedule of Increases or Decreases in Global Certificate attached hereto]. Each Stripped Equity Units represents (i) a 1/20 undivided beneficial ownership interest in a Treasury Security, subject to the Pledge of such interest in such Treasury Security by such Holder pursuant to the Pledge Agreement, and (ii) the rights and obligations of the Holder under one Forward Purchase Contract with American Electric Power Company, Inc., a New York corporation (the "Company"). All capitalized terms used herein which are defined in the Forward Purchase Contract Agreement have the meaning set forth therein.

         Pursuant to the Pledge Agreement, the Treasury Security constituting part of each Stripped Equity Units evidenced hereby has been pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder under the Forward Purchase Contract comprising a part of such Stripped Equity Units.

         Each Forward Purchase Contract evidenced hereby obligates the Holder of this Stripped Equity Units Certificate to purchase, and the Company to sell, on the Stock Purchase Date, at a price equal to $50 (the "Stated Amount"), a number of shares of common stock, $6.50 par value per share ("Common Stock"), of the Company, equal to the Settlement Rate, unless on or prior to the Stock Purchase Date there shall have occurred a Termination Event or an Early Settlement, Merger Early Settlement or Cash Settlement with respect to the Stripped Equity Units of which such Forward Purchase Contract is a part, all as provided in the Forward Purchase Contract Agreement and more fully described on the reverse hereof. The Purchase Price (as defined herein) for the shares of Common Stock purchased pursuant to each Forward Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Stock Purchase Date by application of payments received in respect of the Pledged Treasury Securities pledged to secure the obligations under such Forward Purchase Contract in accordance with the terms of the Pledge Agreement.

         The Company shall pay on each Payment Date in respect of each Forward Purchase Contract forming part of a Stripped Equity Units evidenced hereby an amount (the "Contract Adjustment Payments") equal to [ ]% per year of the Stated Amount, computed on the basis of a 360-day year of 12 30-day months, subject to deferral at the option of the Company as provided in the Forward Purchase Contract Agreement and more fully described on the reverse hereof (provided that if any date on which Contract Adjustment Payments are to be made on the Forward Purchase Contracts is not a Business Day, then payment of the Contract Adjustment Payments payable on that date will be made on the next succeeding day which is a Business Day, and no interest or payment will be paid in respect of the delay, except that if such next succeeding Business Day is in the next succeeding calendar year, such payment will be made on the immediately preceding Business Day). Such Contract Adjustment Payments shall be payable to the Person in whose name this Stripped Equity Units Certificate (or a Predecessor Stripped Equity Units Certificate) is registered at the close of business on the Record Date for such Payment Date.

         Contract Adjustment Payments, if any, will be payable at the Office of the Agent in the City of New York or, at the option of the Company, by check mailed to the address of the Person entitled thereto at such address as it appears on the Stripped Equity Units Register or by wire transfer to the account designated by such Person in writing at least five Business Days prior to the applicable Payment Date.

         Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Agent by manual signature, this Stripped Equity Units Certificate shall not be entitled to any benefit under the Pledge Agreement or the Forward Purchase Contract Agreement or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                        AMERICAN ELECTRIC POWER COMPANY, INC.

                        By:
                           ---------------------------------
                           Name:
                           Title:

                        HOLDER SPECIFIED ABOVE (as to obligations of such
                          Holder under the Forward Purchase Contracts)

                        By: [ ], not individually but solely as Attorney-in-Fact
                            of such Holder


                        By:
                           ---------------------------------
                           Authorized Signatory

                      AGENT'S CERTIFICATE OF AUTHENTICATION

         This  is  one  of  the  Stripped   Equity  Units  referred  to  in  the
within-mentioned Forward Purchase Contract Agreement.

                                            [ ],
                                            as Forward Purchase Contract Agent

Dated:                                      By:
      -----------------------------           ----------------------------------
                                                     Authorized Signatory

                 (Reverse of Stripped Equity Units Certificate)

         Each Forward Purchase Contract evidenced hereby is governed by a Forward Purchase Contract Agreement, dated as of June [ ], 2002 (as may be supplemented from time to time, the "Forward Purchase Contract Agreement"), between the Company and [ ], as Forward Purchase Contract Agent (including its successors thereunder, herein called the "Agent"), to which Forward Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Agent, the Company and the Holders and of the terms upon which the Stripped Equity Units Certificates are, and are to be, executed and delivered.

         Each Forward Purchase Contract evidenced hereby obligates the Holder of this Stripped Equity Units Certificate to purchase, and the Company to sell, on the Stock Purchase Date at a price equal to $50 (the "Purchase Price"), a number of shares of Common Stock of the Company equal to the Settlement Rate, unless, on or prior to the Stock Purchase Date, there shall have occurred a Termination Event or an Early Settlement or Merger Early Settlement with respect to the Stripped Equity Units of which such Forward Purchase Contract is a part. The "Settlement Rate" is equal to (a) if the Applicable Market Value (as defined below) is greater than or equal to $[ ] (the "Threshold Appreciation Price"), [ ] shares of Common Stock per Forward Purchase Contract, (b) if the Applicable Market Value is less than the Threshold Appreciation Price but is greater than $[ ], the number of shares of Common Stock per Forward Purchase Contract equal to the Stated Amount of the related Stripped Equity Units divided by the Applicable Market Value and (c) if the Applicable Market Value is less than or equal $[ ], [ ] shares of Common Stock per Forward Purchase Contract, in each case subject to adjustment as provided in the Forward Purchase Contract Agreement. No fractional shares of Common Stock will be issued upon settlement of Forward Purchase Contracts, as provided in the Forward Purchase Contract Agreement.

         The "Applicable Market Value" means the average of the Closing Price per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Stock Purchase Date.

         The "Closing Price" of the Common Stock on any date of determination means the closing sale price (or, if no closing price is reported, the last reported sale price) of the Common Stock on the New York Stock Exchange (the "NYSE") on such date or, if the Common Stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed, or if the Common Stock is not so listed on a United States national or regional securities exchange, as reported by The Nasdaq Stock Market, or, if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the market value of the Common Stock on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company.

         A "Trading Day" means a day on which the Common Stock (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

         Each Forward Purchase Contract evidenced hereby may be settled prior to the Stock Purchase Date through Early Settlement or Merger Early Settlement, and may be settled on the Stock Purchase Date through Cash Settlement, all in accordance with the terms of the Forward Purchase Contract Agreement.

         In accordance with the terms of the Forward Purchase Contract Agreement, the Holder of this Stripped Equity Units Certificate shall pay the Purchase Price for the shares of Common Stock purchased pursuant to each Forward Purchase Contract evidenced hereby (i) by effecting an Early Settlement, Merger Early Settlement or Cash Settlement or (ii) by application of payments received in respect of the Pledged Treasury Securities underlying the Stripped Equity Units represented by this Stripped Equity Units Certificate.

         The Company shall not be obligated to issue any shares of Common Stock in respect of a Forward Purchase Contract or deliver any certificates or book-entry interest therefor to the Holder unless it shall have received payment in full of the aggregate Purchase Price for the shares of Common Stock to be purchased thereunder in the manner herein set forth.

         The Stripped Equity Units Certificates are issuable only in registered form and only in denominations of a single Stripped Equity Units and any integral multiple thereof. The transfer of any Stripped Equity Units Certificate will be registered and Stripped Equity Units Certificates may be exchanged as provided in the Forward Purchase Contract Agreement. The Stripped Equity Units Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Forward Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Holder of a Stripped Equity Units may substitute for the Pledged Treasury Securities securing its obligations under the related Forward Purchase Contract Notes or the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio in accordance with the terms of the Forward Purchase Contract Agreement and the Pledge Agreement. From and after such substitution, the Units for which such Pledged Notes, Pledged Treasury Consideration or Pledged Applicable Ownership Interest in the Treasury Portfolio secures the Holder's obligation under the Forward Purchase Contract shall be referred to as an "Equity Unit." A Holder that elects to substitute Notes or the appropriate Treasury Consideration or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, for Pledged Treasury Securities, thereby reestablishing Equity Units, shall be responsible for any fees or expenses payable in connection therewith. Except as provided in the Forward Purchase Contract Agreement, for so long as the Forward Purchase Contract underlying a Stripped Equity Unit remains in effect, such Stripped Equity Units shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Stripped Equity Units in respect of the Pledged Treasury Security and the Forward Purchase Contract constituting such Stripped Equity Units may be transferred and exchanged only as a Stripped Equity Unit.

         Subject to the next succeeding paragraph, the Company shall pay on each Payment Date, the Contract Adjustment Payments, if any, payable in respect of each Forward Purchase Contract to the Person in whose name the Stripped Equity Units Certificate evidencing such Forward Purchase Contract is registered at the close of business on the Record Date for such Payment Date. Contract Adjustment Payments, if any, will be payable at the Office of the Agent in the City of New York or, at the option of the Company, by check mailed to the address of the Person entitled thereto at such address as it appears on the Stripped Equity Units Register or by wire transfer to the account designated by such Person in writing at least five Business Days prior to the applicable Payment Date.

         The Company shall have the right, at any time prior to the Stock Purchase Date, to defer the payment of any or all of the Contract Adjustment Payments otherwise payable on any Payment Date, but only if the Company shall give the Holders and the Agent written notice of its election to defer Contract Adjustment Payments as provided in the Forward Purchase Contract Agreement. Any Contract Adjustment Payments so deferred shall, to the extent permitted by law, bear additional Contract Adjustment Payments thereon at the rate of [ ]% per year (computed on the basis of a 360-day year of twelve 30-day months), compounding on each succeeding Payment Date, until paid in full (such deferred installments of Contract Adjustment Payments, if any, together with the additional Contract Adjustment Payments, if any, accrued thereon, are referred to herein as the "Deferred Contract Adjustment Payments"). Deferred Contract Adjustment Payments, if any, shall be due on the next succeeding Payment Date except to the extent that payment is deferred pursuant to the Forward Purchase Contract Agreement. No Contract Adjustment Payments may be deferred to a date that is after the Stock Purchase Date and no such deferral period may end other than on a Payment Date.

         In the event that the Company elects to defer the payment of Contract Adjustment Payments on the Forward Purchase Contracts until a Payment Date prior to the Stock Purchase Date, then all Deferred Contract Adjustment Payments, if any, shall be payable to the registered Holders as of the close of business on the Record Date immediately preceding such Payment Date.

         In the event that the Company elects to defer the payment of Contract Adjustment Payments on the Forward Purchase Contracts until the Stock Purchase Date, the Holder of this Stripped Equity Units Certificate will receive on the Stock Purchase Date, in lieu of a cash payment, a number of shares of Common Stock (in addition to the number of shares of Common Stock equal to the Settlement Rate) equal to (i) the aggregate amount of Deferred Contract
Adjustment Payments payable to the Holder of this Stripped Equity Units Certificate divided by (ii) the Applicable Market Value.

                  In the event the Company exercises its option to defer the payment of Contract Adjustment Payments, then, until the Deferred Contract Adjustment Payments have been paid, the Company shall not declare or pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of its Common Stock other than (i) purchases, redemptions or acquisitions of shares of Common Stock in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers or directors or a stock purchase or dividend reinvestment plan, or the satisfaction by the Company of its obligations pursuant to any contract or security outstanding on the date the Company exercises its rights to defer the Contract Adjustment Payments; (ii) as a result of a reclassification of the Company's Capital Stock or the exchange or conversion of one class or series of the Company's Capital Stock for another class or series of the Company's Capital Stock; (iii) the purchase of fractional interests in shares of any series of the Company's Common Stock pursuant to the conversion or exchange provisions of such Common Stock or the security being converted or exchanged; (iv) dividends or distributions in any series of the Company's Common Stock (or rights to acquire Common Stock) or repurchases, acquisitions or redemptions of Common Stock in connection with the issuance or exchange of any series of Common Stock (or securities convertible into or exchangeable for shares of the Company's Common Stock; or (v) redemptions, exchanges or repurchases of any rights outstanding under a shareholder rights plan or the declaration or payment thereunder of a dividend or distribution of or with respect to rights in the future.

         The Forward Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights and obligations of Holders to receive and the obligation of the Company to pay Contract Adjustment Payments, if any, or any Deferred Contract Adjustment Payments, and the rights and obligations of Holders to purchase Common Stock, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Agent or the Company, if, on or prior to the Stock Purchase Date, a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Agent, the Collateral Agent and to the Holders, at their addresses as they appear in the Stripped Equity Units Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Pledged Treasury Securities from the Pledge in accordance with the provisions of the Pledge Agreement.

         Upon registration of transfer of this Stripped Equity Units Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Agent pursuant to the Forward Purchase Contract Agreement), by the terms of the Forward Purchase Contract Agreement and the Forward Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Forward Purchase Contracts evidenced by this Stripped Equity Units Certificate. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

         The Holder of this Stripped Equity Units Certificate, by its acceptance hereof, authorizes the Agent to enter into and perform the related Forward Purchase Contracts forming part of the Stripped Equity Units evidenced hereby on its behalf as its attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Forward Purchase Contracts by the Company or its trustee in the event that the Company becomes the subject of a case under the Bankruptcy Code, agrees to be bound by the terms and provisions of the Forward Purchase Contracts, covenants and agrees to perform such Holder's obligations under such Forward Purchase Contracts, consents to the provisions of the Forward Purchase Contract Agreement, irrevocably authorizes the Agent to enter into and perform the Pledge Agreement on such Holder's behalf as attorney-in-fact, and consents to and agrees to be bound by the Pledge of the Treasury Securities underlying this Stripped Equity Units Certificate pursuant to the Pledge Agreement, provided, that upon a Termination Event, the rights of the Holder of such Units under the Forward Purchase Contract may be enforced without regard to any other rights or obligations. The Holder further covenants and agrees, that, to the extent and in the manner provided in the Forward

Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, payments in respect of the Pledged Treasury Securities, to be paid upon settlement of such Holder's obligations to purchase Common Stock under the Forward Purchase Contract, shall be paid on the Stock Purchase Date by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Forward Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

         The Company and each Holder of any Equity Units or Stripped Equity Units, and each Beneficial Owner thereof, by its acceptance thereof or of its interest therein, further agrees to treat (i) the purchase of Equity Units as the purchase of a unit consisting of the Purchase Contract and the Note and (ii) itself as the owner of the related Notes, Treasury Consideration or Treasury Securities, as the case may be.

         Subject to certain exceptions, the provisions of the Forward Purchase Contract Agreement may be amended with the consent of the Holders of a majority of the Forward Purchase Contracts.

         The Forward Purchase Contracts shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York, without regard to its principles of conflicts of laws.

         The Company, the Agent and any agent of the Company or the Agent may treat the Person in whose name this Stripped Equity Units Certificate is registered as the owner of the Stripped Equity Units evidenced hereby for the purpose of receiving any Contract Adjustment Payments and any Deferred Contract Adjustment Payments, performance of the Forward Purchase Contracts and for all other purposes whatsoever (subject to the Record Date provisions hereof), whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Agent, nor any such agent shall be affected by notice to the contrary.

         The Forward Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock.

         A copy of the Forward Purchase Contract Agreement is available for inspection by any Holder at the Corporate Trust Office.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -                      as tenants in common
UNIF GIFT MIN ACT -            Custodian
                               (cust)   (minor)
                               Under Uniform Gifts to Minors Act
                               (State)
TEN ENT -                      as tenants by the entireties
JT TEN -                       as joint tenants with right of survivorship and
                               not as tenants in common

         Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

         (Please insert Social Security or Taxpayer I.D. or other Identifying Number of Assignee)

         (Please Print or Type Name and Address Including Postal Zip Code of Assignee)

the within Stripped Equity Units Certificate and all rights thereunder, hereby irrevocably constituting and appointing ____________________________ attorney to transfer said Stripped Equity Units Certificate on the books of American Electric Power Company, Inc. with full power of substitution in the premises.

Dated:                                      Signature:
       -----------------------                         -------------------------
                                  NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Stripped Equity Units Certificate in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee:
                    -----------------------------------------------------------

                             SETTLEMENT INSTRUCTIONS

         The undersigned Holder directs that a certificate or book-entry interest for shares of Common Stock deliverable upon settlement on or after the Stock Purchase Date of the Forward Purchase Contracts underlying the number of Stripped Equity Units evidenced by this Stripped Equity Units Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:                       Signature:
      -------------------               ----------------------------------------

                             Signature Guarantee:
                                                 -------------------------------
                                                 (if assigned to another person)

If shares are to be registered            REGISTERED HOLDER
in the name of and delivered to
a Person other than the Holder,           Please print name and address of
please (i) print such Person's            Registered Holder:
name and address and (ii)
provide a guarantee of your
signature:


Name                                      Name


Address                                   Address


Social Security or other Taxpayer
Identification Number, if any

                            ELECTION TO SETTLE EARLY

         The undersigned Holder of this Stripped Equity Units Certificate hereby irrevocably exercises the option to effect Early Settlement in accordance with the terms of the Forward Purchase Contract Agreement with respect to the Forward Purchase Contracts underlying the number of Stripped Equity Units evidenced by this Stripped Equity Units Certificate specified below. The option to effect Early Settlement may be exercised only with respect to Forward Purchase Contracts underlying Stripped Equity Units with an aggregate Stated Amount equal to $1,000 or an integral multiple thereof. The undersigned Holder directs that a certificate or book-entry interest for shares of Common Stock deliverable upon such Early Settlement be registered in the name of, and delivered, together with a check in payment for any fractional share and any Stripped Equity Units Certificate representing any Stripped Equity Units evidenced hereby as to which Early Settlement of the related Forward Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Pledged Treasury Securities deliverable upon such Early Settlement will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:                       Signature:
      -------------------               ----------------------------------------

                             Signature Guarantee:
                                                 -------------------------------
                                                 (if assigned to another person)

         Number of Stripped Equity Units evidenced hereby as to which Early Settlement of the related Forward Purchase Contracts is being elected:

If shares of Common Stock are to          REGISTERED HOLDER
be registered in the name of and
delivered to and Pledged                  Please print name and address of
Treasury Securities are to be             Registered Holder:
transferred to a Person other
than the Holder, please print
such Person's name and address:

NAME                                      NAME

Address                                   Address



Social Security or other Taxpayer
Identification Number, if any



         Transfer instructions for Pledged Treasury Securities transferable upon Early Settlement or a Termination Event:

                     (TO BE ATTACHED TO GLOBAL CERTIFICATES)

            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

         The following increases or decreases in this Global Certificate have been made:

                                                                     Stated Amount of the
                   Amount of Decrease in    Amount of Increase in     Global Certificate
                   Stated Amount of the     Stated Amount of the        Following Such            Signature of
      Date          Global Certificate       Global Certificate      Decrease or Increase     Authorized Signatory


                                    EXHIBIT C

                INSTRUCTION FROM FORWARD PURCHASE CONTRACT AGENT

                               TO COLLATERAL AGENT

[ ]
[Address]
Attention:  Corporate Trust Department

Re:      EQUITY UNITS OF AMERICAN ELECTRIC POWER COMPANY, INC. (THE "COMPANY")

         We hereby notify you in accordance with Section [4.1] [4.2] of the Pledge Agreement, dated as of June [ ], 2002, (the "Pledge Agreement") among the Company, you, as Collateral Agent, Custodial Agent and Securities Intermediary and us, as Forward Purchase Contract Agent and as attorney-in-fact for the holders of [Equity Units] [Stripped Equity Units] from time to time, that the Holder of Equity Units and Stripped Equity Units listed below (the "Holder") has elected to substitute [$_____ aggregate principal amount of Treasury Securities (CUSIP No. _____________)] [$_______ aggregate principal amount of Notes or $_____ aggregate principal amount of Treasury Consideration (CUSIP No. _____) or the Applicable Ownership Interest in the Treasury Portfolio, as the case may be,] in exchange for the related [Pledged Notes, Pledged Treasury Consideration or the appropriate Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be,] [Pledged Treasury Securities] held by you in accordance with the Pledge Agreement and has delivered to us a notice stating that the Holder has Transferred [Treasury Securities] [Notes, the Treasury Consideration or the appropriate Applicable Ownership Interest in the Treasury Portfolio, as the case may be,] to you, as Collateral Agent. We hereby instruct you, upon receipt of such [Pledged Treasury Securities] [Pledged Notes, Pledged Treasury Consideration or the appropriate Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be,], and upon the payment by such Holder of any applicable fees, to release the [Notes, the Treasury Consideration or the appropriate Applicable Ownership Interest in the Treasury Portfolio, as the case may be,] [Treasury Securities] related to such [Equity Units] [Stripped Equity Units] to us in accordance with the Holder's instructions. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

Date:
     ------------------------------

                                            [ ],
                                            AS FORWARD PURCHASE CONTRACT AGENT

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

         Please print name and address of Registered Holder electing to substitute [Treasury Securities] [Notes, Treasury Consideration or the appropriate Applicable Ownership Interest in the Treasury Portfolio] for the [Pledged Notes, Pledged Treasury Consideration or the appropriate Pledged Applicable Ownership Interest in the Treasury Portfolio] [Pledged Treasury Securities]:

Name:

Social Security or other Taxpayer
Identification Number, if any:

Address:

                                    EXHIBIT D

                 INSTRUCTION TO FORWARD PURCHASE CONTRACT AGENT

[ ],
as Forward Purchase Contract Agent
[Address]
Attention: Corporate Trust Department

Telecopy: [ ]

Re:  EQUITY UNITS OF AMERICAN ELECTRIC POWER COMPANY, INC. (THE "COMPANY")

The undersigned Holder hereby notifies you that it has delivered to [ ], as Collateral Agent, Custodial Agent and Securities Intermediary [$_______ aggregate principal amount of Treasury Securities (CUSIP No. ______________)] [$_______ aggregate principal amount of Notes or $_____ principal amount of Treasury Consideration (CUSIP No. ) or the appropriate Applicable Ownership Interest in the Treasury Portfolio, as the case may be] in exchange for the related [Pledged Notes, Pledged Treasury Consideration or the appropriate Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be] [Pledged Treasury Securities] held by the Collateral Agent, in accordance with Section [4.1] [4.2] of the Pledge Agreement, dated June [ ], 2002 (the "Pledge Agreement"), among you, the Company and the Collateral Agent. The undersigned Holder has paid the Collateral Agent all applicable fees relating to such exchange. The undersigned Holder hereby instructs you to instruct the Collateral Agent to release to you on behalf of the undersigned Holder the [Pledged Notes, Pledged Treasury Consideration or the appropriate Pledged Applicable Ownership Interest in the Treasury Portfolio, as the case may be] [Pledged Treasury Securities] related to such [Equity Units] [Stripped Equity Units]. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

Date:                                   Signature:
     ----------------------------                 ------------------------------

                                        Signature Guarantee:--------------------

Please print name and address of Registered Holder:

Name:

Social Security or other Taxpayer Identification Number, if any:

Address:

                                    EXHIBIT E

                        NOTICE TO SETTLE BY SEPARATE CASH

[ ],
as Forward Purchase Contract Agent
[Address]
Attention: Corporate Trust Department

Telecopy: [ ]

Re:   EQUITY UNITS OF AMERICAN ELECTRIC POWER COMPANY, INC. (THE "COMPANY")

         The undersigned Holder hereby irrevocably notifies you in accordance with Section 5.4 of the Forward Purchase Contract Agreement dated as of June [ ], 2002 among the Company and yourselves, as Forward Purchase Contract Agent and as Attorney-in-Fact for the Holders of the Forward Purchase Contracts, that such Holder has elected to pay to the Collateral Agent, on or prior to 11:00 a.m. New York City time, on the Business Day immediately preceding the Stock Purchase Date, (in lawful money of the United States by [certified or cashiers check or] wire transfer, in each case in immediately available funds), $_________ as the Purchase Price for the shares of Common Stock issuable to such Holder by the Company under the related Forward Purchase Contract on the Stock Purchase Date. The undersigned Holder hereby instructs you to notify promptly the Collateral Agent of the undersigned Holder's election to make such cash settlement with respect to the Forward Purchase Contracts related to such Holder's Equity Units.


Date:                                   Signature:
     ----------------------------                 ------------------------------

                                        Signature Guarantee:--------------------

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Please print name and address of Registered Holder:

Social Security or other Taxpayer Identification Number, if any:








                                      F-1